                                                                   EXHIBIT 10.19

                              SUBLEASE AGREEMENT

     THIS AGREEMENT is made effective as of May 1, 1999, by and between IMAGINE MEDIA, INC., a California corporation ("Imagine"), and AFFILIATION NETWORKS, INC., a Delaware corporation ("Affiliation").

                             RECITALS

     A. Imagine is lessor of certain premises located at 250 Executive Boulevard, San Francisco, CA 94134, consisting of approximately 16,063 square feet (the "Premises"), pursuant to (1) that certain Sublease Agreement between Imagine and MedPartners, Inc., dated June 30, 1998 (the "Sublease") and (2) that certain Lease Agreement with Sunpark Properties, Inc. (the "Lease," and collectively with the Sublease, the "Leases"). Copies of the Leases are attached hereto and incorporated herein as if set forth in full.

     B. Affiliation desires to sublet the Premises, and Imagine is willing to sublease the Premises to Affiliation, on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, and the covenants and conditions contained below, the parties agree as follows:

                                   AGREEMENT

     1.  Lease. Imagine hereby leases the Premises to Affiliation, and
         -----
Affiliation hires the Premises from Imagine for the purpose of conducting general business operations therein.

     2.  Term. The term of this Sublease shall begin May 1, 1999, and shall
         ----
continue on a month-to-month basis until either party notifies the other, at least thirty (30) days in advance, of its intention to terminate it.

     3.  Rent.  The rent shall be payable in monthly installments of Thirty One
         ----
Thousand Seven Hundred Eighty Dollars ($31,780.) each on the first day of each month, plus any CPI adjustment as provided in the Lease.

     4.  No Sublease.  Affiliation may not assign this Sublease or sublease the
         -----------
Premises without the express written consent of Imagine; provided, however, that Affiliation may sublet a portion of the Premises under the Lease Agreement to Listen.com (f/k/a/ October Media, Inc.).

     5.  Other Terms. Affiliation shall comply with all other applicable terms
         -----------
and conditions of the Leases as if it were the Tenant or Subtenant thereunder, including without limitation all obligations to maintain insurance.

     IN WITNESS WHEREOF, the parties have executed this Sublease Agreement as of the day and year first set forth above.

IMAGINE MEDIA, INC.                      AFFILIATION NETWORKS, INC.


By /s/ Thomas P. Valentino               By /s/ Mark Jung
  ------------------------                 ------------------------
Thomas P. Valentino, CFO                 Mark Jung, President CEO

                               EXECUTED SUBLEASE

THIS SUBLEASE is made and entered into as of June 30, 1998 by and between MedPartners, Inc., a Delaware corporation, Federal Tax I.D. Number 63-1151076 ("Sublessor") and Imagine Media, Inc., a California corporation, Federal Tax I.D. Number 22-3157975 ("Sublessee").

Sublessor is the tenant of approximately twelve thousand, five hundred sixty-six (12,566) square feet of fourth floor space (the "Premises") under that certain Lease dated December 2, 1996 (the "Master Lease"), by and between Tuntex Executive Park, Inc. ("Landlord"), landlord of the property commonly known as 250 Executive Park Boulevard, San Francisco, CA 94134 (the "Building"), and Sublessor.

Sublessee desires to sublease one hundred percent (100%) or approximately 12,566 square feet of the Premises (the "Sublet Premises"), as shown as Exhibit B hereto.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises contained in this Sublease, the parties hereby agree as follows:

1.   Sublease of Sublet Premises.  Sublessor hereby subleases to Sublessee and
     ---------------------------
     Sublessee hereby hires from Sublessor the Sublet Premises for the rent hereinafter provided and subject to the terms and conditions of this Sublease.

2.   Provisions Constituting Sublease.  This Sublease is subject to and
     --------------------------------
     subordinate to all the terms and conditions of the Master Lease (a copy of which is attached hereto as Exhibit A) and the matters to which the Master Lease is subordinate, to the extent not inconsistent with the provisions of this Sublease. The provisions of the Master Lease are incorporated herein by reference with the same force and effect as if they were fully set forth herein, but specifically excluding Sections 1.1, 1.2, 1.3, 1.4, 1.9, 1.10, 1.11, 1.12, 1.14, 1.15, 1.17, 1.19, and Exhibit F. Sublessee shall assume and perform the obligations of the Sublessor under the Master Lease. Each reference in the Master Lease to "Landlord" and "Tenant" shall be read as referring to "Sublessor" and "Sublessee", respectively, where appropriate. Sublessor and Sublessee agree that the reference to "Landlord" in the last sentence of Section 23 of the Master Lease shall not apply to Sublessor. Notwithstanding the foregoing, Sublessee and Sublessor hereby agree that Sublessee is relying directly on Landlord's rights and obligations under the Master Lease with respect to Sections 3.2, 6.8, 13.3, 16, 18, 20, 21, 22, 23, and 34 of the Master Lease and Sublessor will not take any actions with respect to such provisions of the Master Lease that are contrary to Landlord's actions with respect thereto. If 1) Landlord shall default in any of its obligations to Sublessor under the Master Lease, which default materially and adversely impacts Sublessee's rights hereunder, 2) Sublessee reasonably determines that legal action against Landlord is required in order to enforce its rights under the Sublease, and 3) Sublessee is prevented from pursuing such legal action due to the fact that Sublessee does not have a direct contractual relationship with Landlord, then Sublessor shall, upon request by Sublessee and at Sublessee's sole cost and expense, take such legal action against Landlord. In the event of the termination of Sublessor's interest as tenant under the Master Lease, then this Sublease shall terminate without liability of Sublessor to Sublessee except for any damages resulting from Sublessor's willful misconduct or gross negligence.

3.   Term.  The term of this Sublease shall commence, at Sublessor's option,
     ----
     between September 1 and October 31, 1998 (the "Sublease Commencement Date"), and shall expire on May 31, 2002 (the "Sublease Expiration Date"). Sublessor shall provide Sublessee with no less than sixty (60) days prior notice of the Sublease Commencement Date.

4.   Base Rent.  Sublessee shall pay Sublessor in consideration of the Sublease
     ---------
     at the address set forth below a monthly base rent of twenty-three thousand, thirty-seven dollars and sixty-seven cents ($23,037.67) during the term hereof, payable in advance on the first day of each month beginning with the Sublease Commencement Date and continuing through the Sublease Expiration Date. In addition, Sublessee shall pay Sublessor all Additional Rent due under the Master Lease. For the purpose of computing Sublessee's share of Operating Expenses and Real Property Taxes, the Base Year shall be calendar year 1999.

5.   Security Deposit and Advance Rent.  Upon execution of this Sublease, the
     ---------------------------------
     Sublessee shall deliver to Sublessor a cashier's check in the amount of forty-six thousand, seventy-five dollars and thirty-four cents ($46,075.34), which represents the first month's rent and twenty-three thousand, thirty-seven dollars and sixty-seven cents ($23,037.67) as a security deposit.

6.   Insurance.  Sublessee shall throughout the term maintain in force a policy
     ---------
     of insurance in the form and amounts as set forth in the Master Lease, covering its personal property and shall indemnify Sublessor and Lessor from liabilities to third parties for personal injury, death and damage to tangible property resulting from Sublessee's negligence or willful conduct. Sublessee shall be responsible for any increase to Sublessor's and Lessor's insurance premiums due to Sublessee's use.

7.   Use.  Sublessee shall use the Sublet Premises in accordance with the Master
     ---
     Lease.

8.   Inspection of Premises.  Prior to the Sublease Commencement Date, Sublessor
     ----------------------
     shall, at its sole cost and expense, repaint the Sublet Premises and clean all carpets in the Sublet Premises. Sublessee warrants that it has inspected and agrees to accept the Sublet Premises (including all improvements and systems thereon) on an "as is" basis, with the exception of the work described in the first sentence of this Section 8. Sublessor has not warranted to any other condition of the Sublet Premises. Sublessor and Landlord shall not be liable for damage to property or injury to persons, sustained by Sublessee or others, caused by conditions or activities on the Sublet Premises.

9.   Repairs by Landlord.  Sublessee shall look only to Sublessor for any
     -------------------
     services to be furnished to Sublessee in accordance with this Sublease. Sublessor shall use its reasonable efforts to obtain for Sublessee any services, which are the obligation of the Landlord. If Sublessor does not use reasonable efforts, then Sublessee can contact Landlord directly.

10.  Access.  At all reasonable hours, with prior notice, the Sublet Premises
     ------
     shall be open to Lessor and or Sublessor, their agents and representatives, for inspecting or for repairs, additions or alterations. With respect to access by Sublessor only, Sublessor shall provide 24-hour advance notice to Sublessee except in case of emergency.

11.  Broker.  Sublessee warrants and represents that it has dealt with no broker
     ------
     or any other person who would legally claim to be entitled to receive a brokerage commission or finder's or consultant's fee with respect to this transaction, except for BT Commercial and Julien J. Studley, Inc. Sublessee shall indemnify Sublessor and Landlord against the claim of any person, firm or corporation arising out of any inaccuracy or alleged inaccuracy of the above representation.

12.  Default by Sublessor under Master Lease.  In the event of a default by
     ---------------------------------------
     Sublessor under the Master Lease which results in termination of the Master Lease, this Sublease shall, at the option of the Landlord, remain in full force and effect and the Sublessee shall attorn to and recognize Landlord as Landlord hereunder and shall promptly upon such Landlord's request, execute and deliver all instruments necessary or appropriate to conform such attornment and recognition.

13.  Notices.  All notices or demands of any kind required or desired to be
     -------
     given to Sublessor or Sublessee to the other hereunder shall be in writing and shall be deemed delivered four (4) days after depositing the notice of demand in the United States mail, certified or registered, postage prepaid, addressed to the Sublessor or Sublessee, respectively, with a copy to the Landlord, at the addresses set forth below:

          Landlord       Tuntex Executive Park, Inc.,
                         150 Executive Park Boulevard, Suite 1000
                         San Francisco, CA 94134

          Sublessor:     MedPartners, Inc.
                         3540 Howard Way
                         Costa Mesa, California 92626
                           Attention: Real Estate Department

                         Tel. (714) 436-4600
                         Fax (714) 436-4880
          Sublessee:
                         IMAGINE MEDIA
                         150 North Hill Drive
                         Brisbane, CA 94005

14.  Assignment and Subletting.  In the event Sublessee elects to effect a
     -------------------------
     further Transfer pursuant to the provisions of Article 16 of the Master Lease, then in such event Sublessor shall not disclose any confidential information contained in any financial statements received from any prospective assignee, sublessee or other transferee except to Landlord and to Sublessor's financial, accounting, real estate, and legal advisors.

IN WITNESS WHEREOF, this Sublease was executed on the date first above written.

SUBLESSOR:

MedPartners, Inc.



By: /s/ Tracy P. Thrasher
   -----------------------------------------
Name:  Tracy P. Thrasher
     ---------------------------------------
Title:    Exec. V.P. & Corporate Secretary
      --------------------------------------


SUBLESSEE:

IMAGINE MEDIA



By: /s/ Tom Valentino
   -----------------------------------------
Name:  Tom Valentino
     ---------------------------------------
Title:    CFO
      --------------------------------------



Agreed and Approved

LANDLORD:

Sunpark Properties, Inc.


By: /s/ Chi-Chun Liao
   -----------------------------------------
Name:_______________________________________
Title: GM
      --------------------------------------

                                 OFFICE LEASE

This LEASE is made as of the ____________ day of December of 1996, by and between Landlord and Tenant:

                             W I T N E S S E T H:
                             -------------------

1.   Terms and Conditions.  For the purposes of this Lease, the following terms
     --------------------
shall have the following definitions and meanings:

     1.1  Landlord:                          Tuntex Executive Park, Inc.
                                             a Delaware Corporation

     1.2  Landlord's Address:                150 Executive Park Blvd.
                                             Suite 1000
                                             San Francisco, CA 94134

     1.3  Tenant:                            MedPartners/Mullikin, Inc.
                                             a Delaware Corporation

     1.4  Tenant's Address:                  300 Galleria Tower
                                             Suite 1000
                                             Birmingham, AL 35244

     1.5 Site: The parcel(s) of real property located at the corner of Executive Park Blvd. and Thomas Mellon in the City of San Francisco, County of San Francisco, State of California, as shown on the site plan attached hereto as Exhibit "A".
-----------

     1.6 Building: A Four (4) story office building located on the Site, containing proximately 107,831 Rentable Square Feet (subject to adjustment as set forth in Exhibit "C"), whose address is 250 Executive Park Blvd., San
             -----------
Francisco, CA 94134.

     1.7 Premises: Those certain premises known as the first floor, as generally shown on the floor plan(s) attached hereto as Exhibit "C", "located on
                                                        -----------
the first floor(s) of the building, and containing approximately 12,566 Rentable Square Feet (subject to adjustment as set forth in Exhibit "C" and Subparagraph
                                                   -----------     ------------
1.19).
----

     1.8  Rentable Square Feet:  See Exhibit "C".
                                     -----------

     1.9  Commencement Date:  See Exhibit "D".
                                  -----------

     1.10 Estimated Commencement Date:  Upon Completion of Tenant Improvements.

     1.11 Term: Five (5) years, with an option to renew for another five (5) years at 95% of the then market rent.

     1.12 Annual Basic Rent: $218,652.00, calculated based upon $17.40 per Rentable Square Foot within the Premises per year. Annual Basic Rent is payable in monthly installments "Monthly Basic Rent") of $18,221.00, calculated based upon $1.45 per Rentable Square Foot within the Premises per month. The Annual Basic Rent is subject to adjustment at $.05 per square foot, annually.

     1.13  Tenant's Percentage: 11.65% (See Exhibit "C")
                                            -----------

     1.14 Landlord's Contribution to Operating Expenses: Tenant's Percentage of Operating Expenses incurred by Landlord for the building during the calendar year in which the Commencement Date occurs, adjusted to reflect an assumption that the Building is fully assessed real property tax purposes as a completed Building ready for occupancy and that the Building is ninety-five percent (95%) occupied during such year.

     1.15  Security Deposit: None.

     1.16  Permitted Use: Office.

     1.17  Brokers: BT Commercial.

     1.18 Interest Rate: The lesser of: (a) the rate announced from time to time by Bank of America or if Bank of America ceases to exist or ceases to publish such rate, by the largest (as measured by deposits) chartered bank operating in the state in which the Building is located as its "prime rate" or "reference rate," plus five percent (5%); or (b) the maximum rate permitted by law.

     1.19 Leasehold Improvements: The tenant improvements installed or to be installed [for] Premises as described in the Work Letter Agreement attached hereto as Exhibit "F". The square footage in Subparagraph 1.7 will be confirmed
          -----------
by building's architect and may be adjusted prior to commencement of lease if architect's measurements differ.

     1.20 Parking: A total of fifty four (54) parking privileges, subject to the parking provisions set forth in Paragraph 34.

     1.21  Guarantor(s): N/A

2.   Lease of Premises.  Landlord hereby leases to Tenant, and Tenant hereby
     -----------------
leases from Landlord, the Premises described in Subparagraph 1.7 above, improved or to be improved with Leasehold Improvements. Such lease is upon, and subject to, the terms, covenants and conditions herein set forth and each party covenants, as a material part of the consideration for this Lease, to keep and perform their respective obligations under this Lease.

3.   Common Areas.
     ------------

     3.1 Definitions; Tenant's Rights. During the Term of this Lease, Tenant shall have the exclusive right to use, in common with Landlord and other tenants in the Building, and subject to the Rules and Regulations referred to in Paragraph 8 below, the following common as of the Building and/or Site ("Common Areas"):

           (a) the common entrances, lobbies, restrooms on multi-tenant floors, elevators, stairways and access ways, loading docks, ramps, drive, and platforms and any passageways and serviceways thereto, and the common pipes, conduits, wires and appurtenant equipment serving the Premises; and

          (b) the parking structure and parking areas (subject to Paragraph 34 below), loading and unloading areas, trash areas, roadways sidewalks, walkways, parkways, driveways and landscaped areas and plaza area appurtenant to the Building.

     3.2  Landlord's Reserved Rights.  Landlord reserves the right from time to
          --------------------------
time to use any of the Common Areas and to do any of the following, as long as such acts do not unreasonably interfere with Tenant's use of or access to the Premises or parking:

          (a) expand the building and construct or alter other buildings or improvements on the Site;

          (b) make any changes, additions, improvements, repairs or replacements in or to the Site, the Common Areas and/or the Building (including the Premises if required to do so by any law or regulation) and the fixtures and equipment thereof, including, without limitation, (i) maintenance, replacement and relocation of pipes, ducts, conduits, wires and meters, and (ii) changes in the location, size, shape and number of driveways, entrances, stairways, elevators, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways, and subject to Paragraph 34 below, parking spaces and parking area;

          (c) close temporarily any of the Common Areas while engaged in making repairs, improvements or alterations to the Building or the Site; and

          (d) perform such other acts and make such other changes with respect to the Site, Common Areas and Building as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

4.   Term.
     ----

     4.1 Term; Notice of Lease Dates. The Term of this Lease shall be for the period designated in Subparagraph 1.11 commencing on the Commencement Date (as determined pursuant to Exhibit "D"), and ending on the expiration of such
                       -----------
period, unless the Term is sooner terminated as provided in this Lease. Within ten (10) days after Landlord's written request, Tenant shall execute a written confirmation of the Commencement Date and expiration date of the Term in the form of the Notice of Lease Term Dates attached hereto as Exhibit "D". The
                                                          -----------
Notice of Lease Term Dates shall be binding upon Tenant unless Tenant objects thereto in writing within such ten (10) day period.

     4.2 Estimated Commencement Date. It is estimated by the parties that the Term of this Lease will commence on the Estimated Commencement Date set forth in Subparagraph 1.10. The Estimated Commencement Date is merely an estimate of the Commencement Date and, consequently, Tenant agrees that Landlord shall have no liability to Tenant for any loss or damage, nor shall Tenant be entitled to terminate or cancel this Lease if the Term of this Lease does not commence by the Estimated Commencement Date for any reason whatsoever, including any delays in substantial completion of the Leasehold Improvements.

5.   Rent.
     ----

     5.1 Basic Rent. Tenant agrees to pay Landlord, as basic rent for the Premises, the Annual Basic Rent designated in Subparagraph 1.12. The Annual Basic Rent shall be paid by Tenant in twelve (12) equal monthly installments of Monthly Basic Rent designated in Subparagraph 1.12 in advance on the first day of each and every calendar month during the Term, except that the first full month's Monthly Basic Rent shall be paid upon the execution of this Lease. Monthly Basic Rent for any partial month shall be prorated in the proportion that the number of days this Lease is in effect during such month bears to the actual number of days in such month.

     5.2 Additional Rent. All amounts and charges payable by Tenant under this Lease in addition to the Annual Basic Rent described in Subparagraph 5.1 above (including, without limitation, payments for insurance, repairs and parking, and Tenant's Percentage of Operating Expenses in excess of Landlord's Contribution to Operating Expenses as provided in Paragraph 6) shall be considered additional rent for the purposes of this Lease, and the word "rent" in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Annual Basic Rent is referenced. The Annual Basic Rent and additional rent shall be paid to Landlord as provided in Paragraph 9, without any prior demand therefor and without any deduction or offset whatever, in lawful money of the United States of America.

6.   Operating Expenses.
     ------------------

     6.1 Excess Expenses. During each calendar year during the Term of this Lease (after the calendar year noted in Subparagraph 1.14), Tenant shall pay to Landlord the amount by which Tenant's Percentage of Operating Expenses exceeds Landlord's Contribution to Operating Expenses for such calendar year (such amount shall be referred to in this Paragraph 6 as the "Excess Expenses"), in the manner and at the times set forth in the following provisions of this Paragraph 6.

     6.2 Definition of Operating Expenses. As used in this Lease, the term "Operating Expenses" shall mean all direct costs and expenses of operation and maintenance of the building, the Common Areas and the Site, as determined by standard accounting practices, calculated assuming the Building is ninety-five percent (95%) occupied, including the following costs, by way of illustration but not limitation (but excluding those items specifically set forth in Subparagraph 6.3 below): (a) Real Property Taxes and Assessments (as defined in Subparagraph 6.4 below) and any taxes or assessments imposed in lieu thereof;
(b) any and all assessments imposed with respect to the Building, Common Areas, and/or Site pursuant to any covenants, conditions and restrictions affecting the Site, Common Areas or Building; (c) water and sewer charges and the costs of electricity, heating, ventilating, air conditioning and other utilities; (d) utilities surcharges and any other costs, levies or assessments resulting from statutes or regulations promulgated by any governmental authority in connection with the use or occupancy of the Building or the Premises or the parking facilities serving the Building or the Premises; (e) costs of insurance obtained by Landlord pursuant to Paragraph 23 of this Lease; (f) waste disposal and janitorial services; (g) security; (h) labor; (i) costs incurred in the management of the Building, including, without limitation: (1) supplies, (2) wages and salaries (and payroll taxes and similar governmental charges related thereto) of employees used in the management, operation and maintenance of the Building, (3) Building management office rental (if such management office is located in the Building), and (4) a management/administrative fee not to exceed four percent (4%) of the annual gross revenues of the Building exclusive of the proceeds of financing or a sale of the Building; (j) supplies, materials, equipment and tools; (k) repair and maintenance of the elevators and the structural portions of the Building, including the plumbing, heating, ventilating, air-conditioning and electrical systems installed or furnished by Landlord; (1) maintenance, costs and upkeep of all parking and Common Areas; (m) depreciation on a straight-line basis and rental of personal property used in maintenance; (n) amortization on a straight-line basis over the useful life [together with interest at the Interest Rate (as defined in Subparagraph 1.18 of this Lease) on the unamortized balance] of all costs of a capital nature (including, without limitation, capital improvements, capital replacements, capital repairs, capital equipment and capital tools): (1) reasonably intended to produce a reduction in operating charges or energy consumption; or (2) required after the date of the Lease under any governmental law or regulation that was not applicable to the Building at the time it was originally constructed; or (3) for repair or replacement of any Building equipment needed to operate the Building at the same quality levels as prior to the replacement; (o) costs and expenses of gardening and landscaping; (p) maintenance of signs (other than signs of tenants of the Building); (q) personal property taxes levied on or attributable to personal property used in connection with the Building, the Common Areas and/or the Site; (r) reasonable accounting, audit, verification, legal and other consulting fees; and (s) costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items, including appropriate reserves.

     6.3 Exclusions from Operating Expenses. Notwithstanding the provisions of Subparagraph 6.2 above to the contrary, "Operating Expenses" shall not include:

          (a)  any ground lease rental;

          (b) costs incurred by Landlord for the repair of damage to the Building to the extent that Landlord is reimbursed by insurance or condemnation proceeds or by tenants, warrantors or other third persons;

          (c) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements for tenants in the Building (including the original Leasehold Improvements for the Premises), or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Building, including space planning and interior design costs and fees;

          (d) depreciation, amortization and interest payments, except as specifically provided herein, and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with standard accounting practices;

          (e) brokerage commissions, finders' fees, attorneys' fees, space planning costs and other costs incurred by Landlord in leasing or attempting to lease space in the Building;

          (f) attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building; provided, however, that Operating Expenses shall include those attorneys' fees and other costs and expenses incurred in connection with negotiations, disputes or claims relating to items of Operating Expenses, enforcement of rules and regulations of the Building, and such other matters relating to the maintenance of standards required of Landlord under the Lease; and

          (g) interest, principal, points and fees on debt or amortization on any mortgage, deed of trust or other debt encumbering the Building or Site.

          (h) any expenses resulting from environmental damage, not caused by this tenant, but caused by another tenant or negligence of Landlord.

          (i) 250 Executive Park Blvd. is in compliance with all applicable building codes and regulations. Tenant's share of Operating Expenses during the term of this lease shall not exceed 10% of the prior years expenses paid by Tenant.

     6.4 Definition of Real Property Taxes and Assessments. All Real Property Taxes and Assessments shall be adjusted to reflect an assumption that the Building is fully assessed for real property tax purposes as a completed building ready for occupancy. As used in this Lease, the term "Real Property Taxes and Assessments" shall mean: any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, improvement bond, tax or similar imposition imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Premises, Building, Common Areas or Site, including the following by way of illustration but not limitation:

          (a) any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises;

          (b) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the terms of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease;

          (c) any assessment, tax, fee, levy or charge allocable to or measured by the area of Premises or other premises in the Building or the rent payable by Tenant hereunder or other Tenants of the Building, including, without limitation, any gross receipts tax or excise tax levied by state, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof, but not on Landlord's other operations;

          (d) any assessment, tax, fee, levy or charge upon this transaction or any document which Tenant is a party, creating or transferring an interest or an estate in the Premises; and/or

          (e) any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system (including assessment districts) instituted within the geographic area of which the Building is a part.

Notwithstanding the foregoing provisions of this Subparagraph 6.4 above to the contrary, "Real Property Taxes and Assessments" shall not include Landlord's federal or state income, franchise, inheritance or estate taxes.

     6.5 Estimate Statement. By the first day of April of each calendar year during the Term of this Lease (after the calendar year noted in Subparagraph 1.14), Landlord shall endeavor to deliver to Tenant a statement ("Estimate Statement") estimating the Operating Expenses for the current calendar year and the estimated amount of Excess Expenses payable by Tenant. Landlord shall have the right no more than three (3) times in any calendar year to deliver a revised Estimate Statement showing the Excess Expenses for such calendar year if Landlord determines that the Excess Expenses are greater than those set forth in the original Estimate Statement (or previously delivered revised Estimate Statement) for such calendar year. The Excess Expenses shown on the Estimate Statement (or revised Estimate Statement, as applicable) shall be divided into twelve (12) equal monthly installments, and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of Estimate Statement (or revised Estimate Statement, as applicable), an amount equal to one (1) monthly installment of such Excess Expenses multiplied by the number of months from January in the calendar year in which such statement is submitted to the month of such payment, both months inclusive (less any amounts previously paid by Tenant with respect to any previously delivered Estimate Statement or revised Estimate Statement for such calendar year). Subsequent installments shall be paid concurrently with the regular monthly rent payments for the balance of the calendar year and shall continue until the next calendar year's Estimate Statement (or current calendar year's revised Estimate Statement) is received.

     6.6 Actual Statement. By the first day of April of each succeeding calendar year during the Term of this Lease, Landlord shall endeavor to deliver to Tenant a statement ("Actual Statement") of the actual Operating Expenses and Excess Expenses for the immediately preceding calendar year. If the Actual Statement reveals that Excess Expenses were overstated or understated in any Estimate Statement (or revised Estimate Statement) previously delivered by Landlord pursuant to Subparagraph 6.5 above, then within thirty (30) days after delivery of the Actual Statement, Tenant shall pay to Landlord the amount of any such underpayment, or, Landlord shall pay to Tenant (or credit against the next monthly rent falling due), the amount of such overpayment, as the case may be.

     6.7 No Release. Any delay or failure by Landlord in delivering any Estimate or Actual Statement pursuant to this Paragraph 6 shall not constitute a waiver of its right to receive Tenant's payment of Excess

Expenses, nor shall it relieve Tenant of its obligations to pay Excess Expenses pursuant to this Paragraph 6, except that Tenant shall not be obligated to make any payments based on such Estimate or Actual Statement until ten (10) business days after receipt of such statement.

     6.8 Tenant's Audit Rights. If Tenant disputes the amount of Operating Expenses set forth in any Actual Statement delivered by Landlord, Tenant shall have the right, to be exercised, if at all, not later than six (6) months following receipt of such Actual Statement, to cause Landlord's books and records with respect to the preceding calendar year to be audited, at Tenant's expense, by a certified public accountant mutually acceptable to Landlord and Tenant. The amounts payable under Subparagraph 6.6 by Landlord to Tenant or by Tenant to Landlord as the case may be shall be appropriately adjusted on the basis of such audit. If Tenant fails to request an audit within the 6-month period, such Actual Statement shall be conclusively binding upon Landlord and Tenant.

7.   Security Deposit.  Concurrently with the execution of this Lease, Tenant
     ----------------
shall deposit with Landlord the Security Deposit designated in Subparagraph
1.15. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be performed by Tenant during the Term. If Tenant defaults with respect to any of its obligations under this Lease, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount, loss or damage which Landlord may spend, incur or suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within ten (10) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant within two (2) weeks following the expiration of the Term, provided that Landlord may retain the Security Deposit until such time as any amount due from Tenant in accordance with Paragraph 6 hereof has been determined and paid in full. If Landlord sells its interest in the Building during the Term and if Landlord deposits with the purchaser the Security Deposit (or balance thereof), and such purchaser acknowledges receipt thereof, then, on such sale, Landlord shall be discharged from any further liability with respect to the Security Deposit.

8.   Use.
     ---

     8.1 General. Tenant shall use the Premises solely for the Permitted Use specified in Subparagraph 1.16, and shall not use or permit the Premises to be used for any other use or purpose whatsoever. Tenant shall observe and comply with the "Rules and Regulations" attached hereto as Exhibit "E", and all
                                                    -----------
reasonable non-discriminatory modifications thereof and additions thereto from time to time put into effect and furnished to Tenant by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any such Rules and Regulations. Tenant shall also observe and comply with all requirements of any board of fire underwriters or similar body relating to the Premises, and all laws, rules and regulations of all governmental agencies having jurisdiction. Tenant shall not use or allow the Premises to be used (a) in violation of any recorded covenants, conditions and restrictions affecting the Site or of any law or governmental rule or regulation, or any certificate of occupancy issued for the Premises or Building, or (b) for any improper, immoral, unlawful or reasonably objectionable purpose. Tenant shall not do or permit to be done anything which will obstruct or interfere with the rights of other tenants or occupants of the building, or injure or annoy them. Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises, the Building or the Site, nor commit or suffer to be committed any waste in, on or about the Premises.

     8.2 Effect on Insurance. Tenant shall not do or permit to be done anything which will (a) violate or invalidate any insurance policy maintained by Landlord or Tenant hereunder, or (b) increase the costs of any insurance policy maintained by Landlord pursuant to Paragraph 23 or otherwise with respect to the Building or Site. If Tenant's occupancy or conduct of its business in or on the Premises results in any increase in premiums for any insurance carried by Landlord with respect to the Building or Site, Tenant shall pay such increase as additional rent within ten (10) days after being billed therefor by Landlord. If any insurance coverage carried by Landlord pursuant to Paragraph 23 or otherwise with respect to the Building or Site shall be canceled or reduced (or cancellation or reduction thereof shall be threatened) by reason of the use or occupancy of the Premises by Tenant or by anyone permitted by Tenant to be upon the Premises, and if Tenant fails to remedy such condition within five (5) days after notice thereof, Tenant shall be deemed to be in default under this Lease, without the benefit of any additional notice or cure period specified in Subparagraph 25.1 below, and Landlord shall have all remedies provided in this Lease, at law or in equity, including, without limitation, the right (but not the obligation) to enter upon the Premises and attempt to remedy such condition at Tenant's cost.

9.   Payment and Notices.  All rent and other sums payable by Tenant to Landlord
     -------------------
hereunder shall be paid to Landlord at the first address designated in Subparagraph 1.2, or to such other persons and/or at such other places as Landlord may hereafter designate in writing. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery (including delivery by nationally recognized overnight courier or express mailing service), facsimile transmission, or by registered or certified mail, postage prepaid, return receipt requested, addressed to Tenant at the address(es) designated in Subparagraph 1.4, or to Landlord at the address(es) designated in Subparagraph 1.2. Either party may, by written notice to the other, specify a different address for notice purposes.

10.  Brokers.  The parties recognize that the broker(s) who negotiated this
     -------
Lease are stated in Subparagraph 1.17, and agree that Landlord shall be solely responsible for the payment of brokerage commissions to said broker(s), and that Tenant shall have no responsibility therefor unless written provision to the contrary has been made. Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and (b) is or might be entitled to a commission or compensation in connection with this Lease. Any broker, agent or finder of Tenant whom Tenant has failed to disclose herein shall be paid by Tenant. Tenant shall indemnify, defend (by counsel reasonably approved in writing by Landlord) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from any breach by Tenant of the foregoing representation, including, without limitation, any claims that may be asserted against Landlord by any broker, agent or finder undisclosed by Tenant herein.

Landlord shall indemnify, defend (by counsel reasonably approved in writing by Tenant) and hold Tenant harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from any breach by Landlord of the foregoing representation, including, without limitation, any claims that may be asserted against Tenant by any broker, agent or finder undisclosed by Landlord herein. The foregoing indemnities shall survive the expiration or earlier termination of this Lease.

11.  Surrenders: Holding Over.
     ------------------------

     11.1 Surrender of Premises. Upon the expiration or sooner termination of this Lease, Tenant shall surrender all keys for the Premises to Landlord, and exclusive possession of the premises to Landlord broom clean and in first-class condition and repair, reasonable wear and tear excepted (and casualty damage excepted if this Lease is terminated as a result thereof pursuant to Paragraph
20), with all of Tenant's personal property (and those items, if any, of Leasehold Improvements and Tenant Changes identified by Landlord pursuant to Subparagraph 14.2 below) removed therefrom and all damage caused by such removal repaired, as required pursuant to Subparagraphs 14.2 and 14.3 below. If, for any reason, Tenant fails to surrender the Premises on the expiration or earlier termination of this Lease (including upon the expiration of any subsequent month-to-month tenancy consented to by Landlord pursuant to Subparagraph 11.2 below). With such removal and repair obligations completed, then, in addition to the provisions of Subparagraph 11.3 below and Landlord's rights and remedies under Subparagraph 14.4 and the other provisions of this Lease, Tenant shall indemnify, defend (by counsel reasonably approved in writing by Landlord) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from such failure to surrender, including, without limitation, any claim made by any succeeding tenant based thereon. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

     11.2 Hold Over With Landlord's Consent. If, with Landlord's express written consent, Tenant remains in possession of the Premises after the expiration or earlier termination of the Lease Term, Tenant shall become a tenant from month-to-month upon the terms and conditions set forth in this Lease (including Tenant's obligation to pay all Excess Expenses and any other additional rent under this Lease), but at a Monthly Basic Rent equal to the greater of: (a) one hundred twenty-five percent (125%) of the Monthly Basic Rent applicable to the Premises immediately prior to the date of such expiration or earlier termination; or (b) one hundred twenty-five percent (125%) of the prevailing market rate excluding any rental or other concessions (as reasonably determined by Landlord) for the Premises in effect on the date of such expiration or earlier termination. Tenant shall pay an entire month's Monthly Basic Rent calculated in accordance with this Subparagraph 11.2 for any portion of a month it holds over and remains in possession of the Premises pursuant to this Paragraph 11.2.

     11.3 Hold Over Without Landlord's Consent. If Tenant holds over after the expiration or earlier termination of the Lease Term without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, upon the terms and conditions set forth in this Lease so far as applicable (including Tenant's obligation to pay all Excess Expenses and other additional rent under this Lease), but at a Monthly Basic Rent equal to the greater of: (a) two hundred percent (200%) of the Monthly Basic Rent applicable to the Premises immediately prior to the date of such expiration or earlier termination; or (b) two hundred percent (200%) of the prevailing market rate excluding any rental or other concessions (as reasonably determined by Landlord) for the premises in effect on the date of such expiration or earlier termination. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a hold over hereunder or result in an extension of this Lease. Tenant shall pay an entire month's Monthly Basic Rent calculated in accordance with this Subparagraph 11.3 for any portion of a month it holds over and remains in possession of the Premises pursuant to this Paragraph 11.3.

     11.4 No Effect on Landlord's Rights. The foregoing provisions of this Paragraph 11 are in addition to, and do not affect, Landlord's right of re-entry or any other rights of Landlord hereunder or otherwise provided by law or equity.

12.  Taxes on Tenant's Property.  Tenant shall be liable for, and shall pay
     --------------------------
before delinquency, all taxes and assessments (real and personal) levied against
(a) any personal property or trade fixtures placed by Tenant in or about the Premises (including any increase in the assessed value of the Premises based upon the value of any such personal property or trade fixtures); and (b) any Leasehold Improvements or alterations in the Premises (whether installed and/or paid for by Landlord or Tenant) to the extent such items are assessed at a valuation higher than the valuation at which tenant improvements conforming to the Building's standard tenant improvements set forth in Schedule "1" to Exhibit
                                                                         -------
"Fl" are assessed.  If any such taxes or assessments are levied against Landlord
----
or Landlord's property, Landlord may, after written notice to Tenant (and under proper protest if requested by Tenant) pay such taxes and assessments, and Tenant shall reimburse Landlord therefor within ten (10) business days after demand by Landlord; provided, however, Tenant, at its sole cost and expense, shall have the right, with Landlord's cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes and assessments so paid under protest.

13.  Condition of Premises; Repairs.
     ------------------------------

     13.1 Condition of Premises. Tenant acknowledges that, except as otherwise expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building or the Site or their condition, or with respect to the suitability thereof for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Site, the Premises, the Leasehold Improvements therein, the Building and the Common Areas are at such time complete and in good, sanitary and satisfactory condition and repair with all work required to be performed by Landlord, if any, pursuant to Exhibit "F1"
                                                                   ------------
completed and without any obligation on Landlord's part to make any alterations, upgrades or improvements thereto, except for the repair of any latent defects in the Building or Premises (excluding any portion of the Premises constructed by Tenant) disclosed by Tenant and specified in writing to Landlord during the term of the lease. Landlord shall cause all latent defects so specified in Tenant's notice to be completed and/or repaired as soon as reasonably possible after Landlord's receipt thereof. Tenant further acknowledges and agrees to accept the various start-up inconveniences that may be associated with the use of the Common Areas and other typical conditions incident to recently constructed office buildings, such as construction obstacles including scaffolding, delays in the use of freight elevator service, certain elevators not being available to Tenant, the passage of work crews using elevators, and uneven air conditioning service.

     13.2 Tenant's Repair Obligations. Except for Landlord's obligations specifically set forth in Subparagraphs 13.1, 13.3, 20.1 and 21.2 hereof, Tenant shall at all times and at Tenant's sole cost and expense, keep, maintain, repair and preserve the Premises and all Leasehold Improvements, Tenant Changes, and any alterations, additions and property therein in first-class condition and repair, reasonable wear and tear excepted. Such maintenance and repairs shall be performed with due diligence, lien-free and in a first-class workmanlike manner, by such contractor(s) selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed. Except as otherwise expressly provided in this Lease, Landlord shall have no obligation to alter, remodel, improve, repair, renovate, redecorate or paint or any part of the Premises.

     13.3 Landlord's Repair Obligations. Notwithstanding the provisions of Subparagraph 13.2 above to the contrary, Landlord shall, as part of the Operating Expenses, repair and maintain (a) the Building shell and other structural portions of the Building (including the roof and foundations), (b) the basic plumbing, heating, ventilating, air conditioning, sprinkler and electrical systems within the Building core (but not any conduits or connections thereto or distribution systems thereof within the Premises or any other tenant's premises), and (c) the Common Areas of the Building and Site; provided, however, to the extent such maintenance or repairs are required as a result of any act, neglect, fault or omission of Tenant or any of Tenant's agents, employees, contractors, licensees or invitees, Tenant shall pay to Landlord, as additional rent, the costs of such maintenance and repairs. Subject to Tenant's right to self-help and abatement of rent pursuant to Subparagraphs 13.4 and 20.3, respectively, and except as otherwise included in Landlord's indemnity in Subparagraph 19.3, Landlord shall not be liable to Tenant for, and Tenant hereby expressly waives all rights to recover, any losses and damages (including interference with or injury to Tenant's business) resulting from Landlord's performing or failure to perform any such repairs or maintenance, it being expressly understood and agreed by Tenant that Tenant shall be solely responsible for and look solely to its insurance for any such damages and losses.

     13.4 Tenant's Waiver; Self-Help. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect (including the provisions of California Civil Code Section 1942 and any successive sections or statutes of a similar nature); provided, however, subject to the termination rights set forth in Paragraphs 20 and 21, if Landlord fails to perform any maintenance or repair work required pursuant to Subparagraph 13.3 within thirty (30) days after Landlord receives Tenant's written notice of the need for such repairs (or such period of time in excess of thirty (30) days as is reasonably necessary based upon the nature of such work), and if such failure to repair unreasonably interferes with Tenant's use of or access to the Premises, then Tenant shall be permitted to make such repairs, using the Building's contractors or such other contractors reasonably approved by Landlord, upon delivery of an additional two (2) business days' prior written notice to Landlord indicating that Tenant will be undertaking such repairs, and Tenant shall be entitled to recover from Landlord the reasonable costs of such repairs made by Tenant, but without any offset rights against the rental or other amounts payable by Tenant under this Lease.

14.  Alterations.
     -----------

     14.1 Tenant Changes; Conditions. After installation of the initial Leasehold Improvements for the Premises pursuant to Exhibit "F1", Tenant may, at
                                                    ------------
its sole cost and expense, make alterations, additions, improvements and decorations to the Premises (collectively, "Tenant Changes") subject to and upon the following terms and conditions:

             (a) Notwithstanding any provision in this Paragraph 14 to the contrary, Tenant is absolutely prohibited from making any alterations, additions, improvements or decorations which: (i) affect any area outside the Premises; (ii) affect the Building's structure, equipment, services or systems, or the proper functioning thereof, or Landlord's access thereto; (iii) affect the outside appearance, character or use of the Building or the Common Areas;
(iv) weaken or impair the structural strength of the Building; (v) in the reasonable opinion of Landlord, lessen the value of the Building; (vi) will violate or require a change in any occupancy certificate applicable to the Premises; or (vii) increase the cost of Landlord's insurance, unless Tenant pays such increased costs within ten (10) days after written demand therefor by Landlord.

             (b) Before proceeding with any Tenant Change which is not otherwise prohibited in Subparagraph 14.1(a) above, Tenant must first obtain Landlord's written approval thereof (including approval of all plans, specifications and working drawings for such Tenant Change), which approval shall not be unreasonably withheld or delayed. However, Landlord's prior approval shall not be required for any Tenant Change which satisfies the following conditions (hereinafter a "Pre-Approved Change"): (i) the costs of such Tenant Change does not exceed Five Hundred Dollars ($500.00) individually;
(ii) the costs of such Tenant Change when aggregated with the costs of all other Tenant Changes made by Tenant during the Term of this Lease do not exceed Fifteen Hundred Dollars ($1,500.00); (iii) Tenant delivers to Landlord final plans, specifications and working drawings for such Tenant Change at least ten
(10) days prior to commencement of the work therefor; and (iv) Tenant and such Tenant Change otherwise satisfy all other conditions set forth in this Subparagraph 14.1.

             (c) After Landlord has approved the Tenant Changes and the plans, specifications and working drawings therefor (or is deemed to have approved the Pre-Approved Changes as set forth in Subparagraph 14.1(b) above), Tenant shall:
(i) enter into an agreement for the performance of such Tenant Changes with such contractors and subcontractors selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed. Before proceeding with any Tenant Change (including any Pre-Approved Change) Tenant shall (i) provide Landlord with ten (10) days' prior written notice thereof; and (ii) pay to Landlord, within ten (10) days after written demand, the costs of any increased insurance premiums incurred by Landlord to include such Tenant Changes in the fire and extended coverage insurance obtained by Landlord pursuant to Paragraph 23 below (however, Landlord shall be required to include the Tenant Changes under such insurance only to the extent such insurance is actually obtained by Landlord and such Tenant Changes are insurable under such insurance; if such Tenant Changes are not or cannot be included in Landlord's insurance, Tenant shall insure the Tenant Changes under its casualty insurance pursuant to Subparagraph 22.1(a) below. In addition, before proceeding with any Tenant Change, Tenant's contractors shall obtain, on behalf of Tenant and at Tenant's sole cost and expense: (A) all necessary governmental permits and approvals for the commencement and completion of such Tenant

Change; and (B) a completion and lien indemnity bond, or other surety, satisfactory to Landlord for such Tenant Change.

             (d) Tenant shall pay to Landlord, as additional rent, the reasonable costs of Landlord's engineers and other consultants (but not Landlord's on-site management personnel) for review of all plans, specifications and working drawings for the Tenant Changes, within ten (10) business days after Tenant's receipt of invoices either from Landlord or such consultants. In addition to such costs, Tenant shall pay to Landlord, within ten (10) business days after completion of any Tenant Change, the actual, reasonable costs incurred by Landlord for services rendered by Landlord's management personnel and engineers to coordinate and/or supervise any of the Tenant Changes to the extent such services are provided in excess of or after the normal on-site hours of such engineers and management personnel.

             (e) All Tenant Changes shall be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) lien-free and in a first-class and workmanlike manner; (iii) in compliance with all laws, rules, and regulations of all governmental agencies and authorities; (iv) in such a manner so as not to interfere with the occupancy of any other tenant in the Building, nor impose any additional expense upon nor delay Landlord in the maintenance and operation of the Building; and (v) at such times, in such manner and subject to such rules and regulations as Landlord may from time to time reasonably designate.

             (f) Throughout the performance of the Tenant Changes, Tenant shall obtain, or cause its contractors to obtain, workers compensation insurance and general liability insurance in compliance with the provisions of Paragraph 22 of this Lease.

     14.2 Removal of Tenant Changes and Leasehold Improvements. All Tenant Changes and the initial Leasehold Improvements in the Premises (whether installed or paid for by Landlord or Tenant), shall become the property of Landlord and shall remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however Landlord may, by written notice delivered to Tenant at any time prior to the date which is fifteen (15) days before the expiration of the Lease Term (or immediately upon any sooner termination of this Lease) identify those items of the Leasehold Improvements and Tenant Changes which Landlord shall require Tenant to remove at the end of the Term of this Lease. If Landlord requires Tenant to remove any such items as described above, Tenant shall, at its sole cost, remove the identified items on or before the expiration or sooner termination of this Lease and repair any damage to the Premises caused by such removal (or, at Landlord's option, shall pay to Landlord all of Landlord's costs of such removal and repair).

     14.3 Removal of Personal Property. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including business and trade fixtures, furniture and moveable partitions), except those installed by Landlord or approved in writing by Landlord, shall be, and remain, the property of Tenant, and shall be removed by Tenant from the premises, at Tenant's sole cost and expense, on or before the expiration or sooner termination of this Lease. Tenant shall repair any damage caused by such removal.

     14.4 Tenant's Failure to Remove. If Tenant fails to remove by the expiration or sooner termination of this Lease all of its personal property, or any items of Leasehold Improvements or

Tenant Changes identified by Landlord for removal pursuant to Subparagraph 14.2 above, Landlord may, at its option, treat such failure as a hold over pursuant to Subparagraph 11.3 above, and/or may (without liability to Tenant for loss thereof), at Tenant's sole cost and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items; and/or (b) upon ten (10) days' prior notice to Tenant, sell all or any such items at private or public sale for such price as Landlord may obtain. Landlord shall apply the proceeds of any such sale to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale such items), with any remainder to be paid to Tenant.

15.  Liens.  Tenant shall not permit any mechanic's, materialmen's or other
     -----
liens to be filed against all or any part of the Site, the Building or the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. Tenant shall, at Landlord's request, provide Landlord with enforceable, conditional and final lien releases (and other evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials with respect to the Premises. Landlord shall have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant shall, at its sole cost, immediately cause such lien to be released of record or bonded so that it no longer affects title to the Site, the Building or the Premises. If Tenant fails to cause such lien to be so released or bonded within ten (10) days after filing thereof, such failure shall be deemed a material breach by Tenant under this Lease without the benefit of any additional notice or cure period described in Subparagraph 25.1 below, and Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such lien to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord within five
(5) days after receipt of an invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.

16.  Assignment and Subletting.
     -------------------------

     16.1 General. No assignment or encumbrance of all or any part of this Lease, and no sublease of all or any part of the Premises, shall be permitted, except as otherwise expressly provided in this Paragraph 16.

     16.2 Restriction on Transfer. Subject to the provisions of Subparagraphs 16.3, 16.4, 16.5 and 16.6, Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant (any such assignment, encumbrance, sublease or the like shall sometimes be referred to as a "Transfer"). Any Transfer without Landlord's consent (except for a Transfer pursuant to Subparagraph 16.6 below) shall constitute a default by Tenant under this Lease, and in addition to all of Landlord's other remedies at law, in equity or under this Lease, such Transfer shall be voidable at Landlord's election. In addition, this Lease shall not, nor shall any interest of Tenant herein, be assignable by operation of law without the written consent of

Landlord. For purposes of this Paragraph 16, if Tenant is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of twenty-five percent (25%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, shall be deemed an assignment of this Lease and shall be subject to all of the restrictions and provisions contained in this Paragraph 16. Notwithstanding the foregoing, the immediately preceding sentence shall not apply to any transfers of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

     16.3 Landlord's Options. If at any time or from time to time during the Term Tenant desires to effect a Transfer, Tenant shall deliver to Landlord written notice ("Transfer Notice") setting forth the terms and provisions of the proposed Transfer and the identity of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as a "Transferee"). Tenant shall also deliver to Landlord with the Transfer Notice; a current financial statement and financial statements for the preceding two (2) years of the Transferee, and such other information concerning the business background and financial condition of the proposed Transferee as Landlord may reasonably request. Landlord shall have the option, exercisable by written notice delivered to Tenant within twenty (20) days after Landlord's receipt of the Transfer Notice, such financial statements and other information, either to:

             (a) approve or disapprove such Transfer, which approval shall not be unreasonably withheld; or

             (b) sublet from Tenant that portion of the Premises which Tenant has requested to sublease at the rental and on the other terms set forth in this Lease for the term set forth in Tenant's Notice, or, in the case of an assignment or encumbrance, terminate this Lease with respect to the entire Premises, which termination shall be effective thirty (30) days after Tenant's receipt of Landlord's notice.

If Landlord exercises its option to sublease any such space from Tenant following Tenant's request for Landlord's approval of the proposed sublease of such space, (i) Landlord shall be responsible for the construction of any partitions which Landlord reasonably deems necessary to separate such space from the remainder of the Premises, and (ii) Landlord and any sub-subtenant assignee of Landlord with respect to such subleased space shall have the right to use in common with Tenant all lavatories, corridors and lobbies which are within the Premises and which are reasonably required for the use of such space.

     16.4 Additional Conditions; Excess Rent. If Landlord does not exercise its sublease or termination option and instead approves of the proposed Transfer pursuant to Subparagraph 16.3(a) above, Tenant may enter into the proposed Transfer with such proposed Transferee subject to the following further conditions:

             (a) the Transfer shall be on the same terms set forth in the Transfer Notice delivered to Landlord (if the terms have changed, Tenant must submit a revised Transfer Notice to Landlord and Landlord shall have another twenty (20) days after receipt thereof to make the election in Subparagraphs 16.3(a) or 16.3(b) above);

             (b) no Transfer shall be valid and no Transferee shall take possession of the Premises until an executed counterpart of the assignment, sublease or other instrument affecting the Transfer has been delivered to Landlord pursuant to which the Transferee shall expressly assume all of Tenant's obligations under this Lease (or with respect to a sublease of a portion of the Premises or for a portion of the Term, all of Tenant's obligations applicable to such portion);

             (c) no Transferee shall have a further right to assign, encumber or sublet, except on the terms herein contained; and

             (d) any rent or other economic consideration received by Tenant as a result of such Transfer which exceeds, in the aggregate, (i) the total rent which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) any reasonable brokerage commissions, attorneys' fees and moving costs actually paid by Tenant in connection with such Transfer, shall be paid to Landlord within ten
(10) days after receipt thereof as additional rental under this Lease, without affecting or reducing any other obligations of Tenant hereunder.

     16.5 Reasonable Disapproval. Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed Transfer pursuant to Subparagraph 16.3(a) shall be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (a) the proposed Transfer would result in more than two subleases of portions of the Premises being in effect at any one time during the Term; (b) the net effective rent payable by the Transferee (adjusted on a rentable square foot basis) is less than the net effective rent then being quoted by Landlord for new leases in the Building for comparable size space for a comparable period of time; (c) the proposed Transferee is an existing tenant of the Building or is negotiating with Landlord (or has negotiated with Landlord in the last six (6) months) for space in the Building; (d) the proposed Transferee is a governmental entity; (e) the portion of the Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress; (f) the use of the Premises by the Transferee (i) is not permitted by the use provisions in Paragraph 8 hereof, or
(ii) violates any exclusive use granted by Landlord to another tenant in the Building; (g) the Transfer would likely result in significant increase in the use of the parking areas or Common Areas by the Transferee's employees or visitors, and/or significant increase in the demand upon utilities and services to be provided by Landlord to the Premises; (h) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer; (i) the Transferee is not in Landlord's reasonable opinion of reputable or good character or consistent with Landlord's desired tenant mix; or (j) the Transferee is a real estate developer or landlord or is acting directly or indirectly on behalf of a real estate developer or landlord.

     16.6 Permitted Controlled Transfers. Notwithstanding the provisions of Subparagraphs 16.1, 16.2 and 16.3 above to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent and without extending any sublease or termination option to Landlord, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all of the assets of Tenant's business as a going concern, provided that: (a) at least twenty (20) days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or sublessee described in Subparagraph
16.3 above; (b) if an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the sublessee of a portion of the Premises or Term assumes, in full, the obligations of Tenant with respect to such portion); (c) the financial net worth of the assignee or sublessee equals or exceeds that of Tenant as of the date of execution of this Lease; (d) Tenant remains fully liable under this Lease; (e) the use of the Premises under Article 8 remains unchanged; and (f) such transaction is not entered into as a subterfuge to avoid the restrictions and provisions of this Paragraph 16.

     16.7 No Release. No Transfer shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee. However, the acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer shall not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

     16.8 Administrative and Attorneys' Fees. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer, then Tenant shall, upon demand, pay Landlord a non-refundable administrative fee of Two Hundred Fifty Dollars ($250.00), plus any reasonable attorneys' and paralegal fees incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise). Acceptance of the $250.00 administrative fee and/or reimbursement of Landlord's attorneys' and paralegal fees shall in no event obligate Landlord to consent to any proposed Transfer.

     16.9 Material Inducement. Tenant understands, acknowledges and agrees that (a) Landlord's option to sublease from Tenant any space which Tenant proposes to sublease or terminate this Lease upon any proposed assignment or encumbrance of this Lease by Tenant as provided in Subparagraph 16.3(b) above rather than approve the proposed sublease, assignment or encumbrance, and (b) landlord's right to receive any excess consideration paid by a Transferee in connection with an approved Transfer as provided in Subparagraph 16.4(d) above, are a material inducement for Landlord's agreement to lease the Premises to Tenant upon the terms and conditions herein set forth.

17.  Entry by Landlord.  Landlord and its employees and agents shall at all
     -----------------
times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service required to be provided by Landlord to Tenant under this Lease, to exhibit the Premises to prospective lenders or purchasers (or during the last year of the Term, to prospective tenants), to post notices of non-responsibility, and/or to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of or liable for any breach of Landlord's covenant of quiet enjoyment or any eviction of Tenant, and without abatement of rent. In exercising such entry rights, Landlord shall endeavor to minimize, as reasonably practicable, the interference with Tenant's business, and shall provide Tenant with reasonable advance written notice of such entry (except in emergency situations). For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, or grounds for any abatement or reduction of rent. Any damages or losses on account of any such entry by Landlord shall be Tenant's sole responsibility except as otherwise expressly provided in Subparagraph 19.3. Nothing in this Paragraph 17 shall be construed as obligating Landlord to perform any repairs, alterations or decorations, except as otherwise expressly required in this Lease to be performed by Landlord.

18.  Utilities and Services.
     ----------------------

     18.1 Standard Utilities and Services. As long as Tenant has not committed an uncured default under any of the provisions of this Lease, and subject to the terms and conditions of this Lease and the obligations of Tenant as set forth hereinbelow, Landlord shall furnish or cause to be furnished to the Premises the following utilities and services, the costs of which shall be included in Operating Expenses, unless otherwise specified below (Landlord reserves the right to adopt non-discriminatory modifications and additions to the following provisions from time to time):

             (a) Landlord shall make available for Tenant's non-exclusive use, the non-attended passenger elevator facilities of the Building, Monday through Friday, except holidays, from 8:00 a.m. to 6:00 p.m., with one (1) elevator available at all other times.

             (b) Landlord shall furnish during "Business Hours" heating, ventilation and air conditioning ("HVAC") for the Premises as required in Landlord's judgment for the comfortable and normal occupancy of the Premises. For purposes of this Subparagraph 18.1, the "Business Hours" shall mean 6:00 a.m. to 6:00 p.m. on Monday through Friday (except holidays). The cost of maintenance and service calls to adjust and regulate the HVAC system shall be charged to Tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with its obligations under this Paragraph 18, including keeping window coverings closed as needed. Such work shall be charged at hourly rates equal to then-current journeyman's wages for HVAC mechanics. If Tenant desires HVAC at any time other than during Business Hours, Landlord shall provide such "after-hours" usage after advance reasonable request by Tenant, and Tenant shall pay to Landlord, as additional rent (and not as part of the Operating Expenses) the cost, as fairly determined by Landlord, of such after-hours usage (as well as the cost of any HVAC used by Tenant in excess of what Landlord considers reasonable or normal), including any minimum hour charges for after-hours requests and any special start-up costs for after-hours services which require a special start-up (such as late evenings, weekends and holidays).

             (c) Landlord shall furnish to the Premises twenty-four (24) hours per day, reasonable quantities of electric current as required in Landlord's judgment for normal lighting and fractional horsepower office business machines. In no event shall Tenant's use of electric current ever exceed the capacity of the feeders to the Building or the risers or wiring installation of the Building. Landlord shall also furnish water to the Premises twenty-four (24) hours per day for drinking and lavatory purposes, in such quantities as required in Landlord's judgment for the comfortable and normal use of the Premises. If Tenant requires or consumes water or electrical power in excess of what is considered reasonable or normal by Landlord, Landlord may require Tenant to pay to Landlord, as additional rent, the cost, as fairly determined by Landlord, incurred for such excess usage.

             (d) Landlord shall furnish janitorial services to the Premises five
(5) days per week pursuant to janitorial and cleaning specifications as may be adopted by Landlord from time to time. No person(s) other than those persons approved by Landlord shall be permitted to enter the Premises for such purposes. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to do such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture, interior window cleaning, coffee or eating area cleaning and other special services. Such additional services may be rendered by Landlord pursuant to written agreement with Tenant as to the extent of such services and the payment of the cost thereof. Janitor service will not be furnished on nights when rooms are occupied after 10:00 p.m. or to rooms which are locked unless a key is furnished to the Landlord for use by the janitorial contractor. Window cleaning shall be done only by Landlord, at such time and frequency as determined by Landlord at Landlord's sole discretion. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

             (e) At Landlord's option, Landlord may install water, electricity and/or HVAC meters in the Premises to measure Tenant's consumption of such utilities, including any after-hours and extraordinary usage described above. Tenant shall pay to Landlord, within ten (10) days after demand, the cost of the installation, maintenance and repair of such meter(s).

     18.2 Tenant's Obligations. Tenant shall cooperate fully at all times with Landlord, and abide by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of the Building's services and systems. Tenant shall not use any apparatus or device in, upon or about the Premises which may in any way increase the amount of services or utilities usually furnished or supplied to the Premises or other premises in the Building. In addition, Tenant shall not connect any conduit, pipe, apparatus or other device to the Building's water, waste or other supply lines or systems for any purpose. Neither Tenant nor its employees, agents, contractors, licensees or invitees shall at any time enter, adjust, tamper with, touch or otherwise in any manner affect the mechanical installations or facilities of the Building.

     18.3 Failure to Provide Utilities. Landlord's failure to furnish any of the utilities and services described in Subparagraph 18.1 above when such failure is caused by all or any of the following shall not result in any liability of Landlord: (a) accident, breakage or repairs; (b) strikes, lockouts or other labor disturbances or labor disputes of any such character; (c) governmental regulation, moratorium or other governmental action; (d) inability, despite the exercise of reasonable diligence, to obtain electricity, water or fuel; or (e) any other cause beyond Landlord's reasonable control. In addition, in the event of the failure of any said utilities or services, Tenant shall not be entitled to any abatement or reduction of rent (except as expressly provided in Subparagraphs 20.3 and 21.2 if such failure is a result of a damage or taking described therein), no eviction of Tenant shall result, and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease. In the event of any stoppage or interruption of services or utilities, Landlord shall diligently attempt to resume such services or utilities as promptly as is practicable.

19.  Indemnification and Exculpation.
     -------------------------------

     19.1 Tenant's Indemnification of Landlord. Tenant shall be liable for, and shall indemnify, defend and hold Landlord and Landlord's partners, officers, directors, employees, agents, successors and assigns (collectively, "Landlord Indemnified Parties") harmless from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities and expenses, including attorneys' fees and court costs (collectively, "Indemnified Claims"), arising or resulting from (a) any act or omission of Tenant or any of Tenant's agents, employees, contractors, subtenants, assignees, licensees or invitees (collectively, "Tenant Parties"); (b) the use of the Premises and Common Areas and conduct of Tenant's business by Tenant or any Tenant Parties, or any other activity, work or thing done, permitted or suffered by Tenant or any Tenant Parties, in or about the Premises, the Building or elsewhere on the Site; and/or
(c) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease. In case any action or proceeding is brought against Landlord or any Landlord Indemnified parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel approved in writing by Landlord, which approval shall not be unreasonably withheld.

     19.2 Tenant's Assumption of Risk and Waiver. Except to the extent specifically included in Landlord's indemnification obligations set forth in Subparagraph 19.3 below, Tenant, as a material part of the consideration to Landlord, hereby agrees that neither Landlord nor any Landlord Indemnified Parties shall be liable to Tenant for, and Tenant expressly assumes the risk of and waives any and all claims it may have against Landlord or any Landlord Indemnified Parties with respect to, any and all damage to property or injury to persons in, upon or about the Premises, the Building or Site resulting from any act or omission of Landlord or of any Landlord Indemnified Party (whether or not negligent) or from any other cause whatsoever, including, without limitation,
(a) any damage to property entrusted to employees of the Building, (b) any loss of or damage to property by theft or otherwise, and (c) any injury or damage to persons or property resulting from any casualty, explosion, falling plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness, or any other cause whatsoever. Landlord or its agents shall not be liable for interference with the light or other intangible rights.

     19.3 Landlord's Indemnification. Notwithstanding the provisions of Subparagraph 19.2 to the contrary, but subject to the limitation on Landlord's liability set forth in Paragraph 35 below, Landlord shall be liable for, and shall indemnify, defend and hold Tenant and Tenant's partners, officers, directors, employees, agents, successors and assigns

(collectively, "Tenant Indemnified Parties") harmless from and against, any injury to persons or damage to property located on the Premises or Site (but not for injury to, or interference with, Tenant's or any Tenant Indemnified Parties' business or for consequential damages), to the extent such damage or injury arises or results from (a) the negligence or willful misconduct of Landlord, its agents or employees and/or (b) the default by Landlord of any obligations on Landlord's part to be performed under the terms of this Lease; provided, however, that Landlord's indemnity shall not apply or extend to any such damage or injury which is covered by any insurance maintained by Tenant or any Tenant Indemnified Parties (or would have been covered had Tenant obtained the insurance as required under this Lease). In case any action or proceeding is brought against Tenant or any Tenant Indemnified Parties by reason of any such injury or damage indemnified by Landlord as set forth hereinabove, Landlord, upon notice from Tenant, shall defend the same at Landlord's expense by counsel approved in writing by Tenant, which approval shall not be unreasonably withheld.

     19.4 Survival; No Release of Insurers. Tenant's and Landlord's indemnification obligations under Subparagraphs 19.1 and 19.3, respectively, shall survive the expiration or earlier termination of this Lease. Tenant's covenants, agreements and indemnification in Subparagraphs 19.1 and 19.2 above, and Landlord's indemnification in Subparagraph 19.3 above, are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Landlord or Tenant, respectively, pursuant to the provisions of this Lease.

20.  Damage or Destruction.
     ---------------------

     20.1 Landlords Rights and Obligations. In the event the Premises or any part of the Building is damaged by fire or other casualty to an extent not exceeding twenty-five percent (25%) of the fire replacement cost thereof, and Landlord's contractor estimates in a writing delivered to the parties that the damage thereto is such that the Building and/or Premises may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within one hundred twenty (120) days from the date of such casualty, and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to Subparagraph 20.2 below), then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect. If, however, the Premises or any other part of the Building is damaged to an extent exceeding twenty-five percent (25%) of the full replacement cost thereof, or Landlord's contractor estimates that such work of repair, reconstruction and restoration will require longer than one hundred twenty (120) days to complete, or Landlord will not receive insurance proceeds (and/or proceeds from Tenant, as applicable) sufficient to cover the costs of such repairs, reconstruction and restoration, then Landlord may elect to either:

           (a) repair, reconstruct and restore the portion of the Building and Premises damaged by such casualty (including the Leasehold Improvements and Tenant Changes), in which case this Lease shall continue in full force and effect; or

           (b)  terminate this Lease effective as of the date which is thirty
(30) days after Tenant's receipt of Landlord's election to so terminate.

Under any of the conditions of this Subparagraph 20.1, Landlord shall give written notice to Tenant of its intention to repair or terminate within the later of ninety (90) days after the occurrence of such casualty, or fifteen (15) days after Landlord's receipt of the estimate from Landlord's contractor.

     20.2 Tenant's Costs and Insurance Proceeds. In the event of any damage or destruction of all or any part of the Premises, Tenant shall immediately: (a) notify Landlord thereof; and (b) deliver to Landlord all insurance proceeds received by Tenant with respect to the Leasehold Improvements and Tenant Changes in the Premises to the extent such items are not covered by Landlord's casualty insurance obtained by Landlord pursuant to Paragraph 23 below (excluding proceeds for Tenant's furniture and other personal property), whether or not this Lease is terminated as permitted in this Paragraph 20, and Tenant hereby assigns to Landlord all rights to receive such insurance proceeds. If, for any reason (including Tenant's failure to obtain insurance for the full replacement cost of any Tenant Changes which Tenant is required to insure pursuant to Subparagraphs; 14.1(c) and/or 22.1(a) hereof), Tenant fails to receive insurance proceeds covering the full replacement cost of such Tenant Changes which are damaged, Tenant shall be deemed to have self-insured the replacement cost of such Tenant Changes, and upon any damage or destruction thereof, Tenant shall immediately pay to Landlord the full replacement cost of such items, less any insurance proceeds actually received by Landlord from Landlord's or Tenant's insurance with respect to such items.

     20.3 Abatement of Rent. In the event that as a result of any such damage, repair, construction and/or restoration of the Premises or the Building, Tenant is prevented from using, and does not use, the Premises or any portion thereof for five (5) consecutive business days (the "Eligibility Period" then the rent shall be abated or reduced, as the case may be, during the period after the expiration of the Eligibility Period that Tenant continues to be so prevented from using and does not use the Premises or portion thereof, in the proportion that the Rentable Square Feet of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total Rentable Square Feet of the Premises. Notwithstanding the foregoing to the contrary, if the damage is due to the negligence or willful misconduct of Tenant or any Tenant Parties, there shall be no abatement of rent. Except for abatement of rent as provided hereinabove, Tenant shall not be entitled to any compensation or damages for loss of, or interference with, Tenant's business or use or access of all or any part of the Premises resulting from any such damage, repair, reconstruction or restoration.

     20.4 Inability to Complete. Notwithstanding anything to the contrary contained in this Paragraph 20, in the event Landlord is obligated or elects to repair, reconstruct and/or restore the damaged portion of the Building or Premises pursuant to Subparagraph 20.1 above, but is delayed from completing such repair, reconstruction and/or restoration beyond the date which is six (6) months after the date estimated by Landlord's contractor for completion thereof pursuant to Subparagraph 20.1, by reason of any causes beyond the reasonable control of Landlord (including, without limitation, any acts of God, war, governmental restrictions, and delays caused by Tenant or Tenant Parties), then Landlord may elect to terminate this Lease upon thirty (30) days' prior any written notice to Tenant.

     20.5 Damage Near End of Term. In addition to its termination rights in Subparagraphs 20.1 and 20.4 above, Landlord shall have the right to terminate this Lease if any damage to the

Building or Premises occurs during the last twelve (12) months of the Term of this Lease and Landlord's contractor estimates in a writing delivered to the parties that the repair, reconstruction or restoration of such damage cannot be completed within the earlier of (a) the scheduled expiration date of the Lease Term, or (b) sixty (60) days after the date of such casualty.

     20.6  Waiver of Termination Right. The provisions of California Civil Code
Section 1932, Subsection 2, and Section 1933, Subsection 4 (and any successor statutes thereof permitting Tenant to terminate this Lease as a result of any damage or destruction) are hereby expressly waived by Tenant.

21.  Eminent Domain.
     --------------

     21.1 Substantial Taking. Subject to the provisions of Subparagraph 21.4 below, in case the [while] of the premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy of the Premises as reasonably determined by Landlord, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority.

     21.2 Partial Taking; Abatement of Rent. In the event of a taking of a portion of the Premises which does not substantially interfere with the conduct of Tenant's business, then, except as otherwise provided in the immediately following sentence, neither party shall have the right to terminate this Lease and Landlord shall thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefor from the condemning authority), and rent shall be abated with respect to the part of the Premises which Tenant shall be so deprived on account of such taking. Notwithstanding the immediately preceding sentence to the contrary, if any part of the Building or the Site shall be taken (whether or not such taking substantially interferes with Tenant's use of the Premises), Landlord may terminate this Lease upon thirty (30) days' prior written notice to Tenant as long as Landlord also terminates leases of other tenants leasing comparably sized space within the Building for comparable lease terms.

     21.3 Condemnation Award. Subject to the provisions of Subparagraph 21.4 below, in connection with any taking of the Premises or Building, Landlord shall be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award shall be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus or excess value shall be the sole property of Landlord. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Tenant shall be granted the right to recover from the condemning authority (but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any loss of goodwill or other damage to Tenant's business by reason of such taking.

     21.4 Temporary Taking. In the event of a taking of the Premises or any part thereof for temporary use, (a) this Lease shall be and remain unaffected thereby and rent shall not abate, and (b) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the Term, provided that if such taking shall remain in force at the expiration or earlier termination of this Lease, Tenant shall then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 11 with respect to surrender of the Premises and upon such payment shall be excused from such obligations. For purpose of this Subparagraph 21.4, a temporary taking shall be defined as a taking for a period of two hundred seventy (270) days or less.

22.  Tenant's Insurance.
     ------------------

     22.1 Types of Insurance. On or before the earlier of the Commencement Date or the date Tenant commences or causes to be commenced any work of any type in or on the Premises pursuant to this Lease, and continuing during the entire Term, Tenant shall obtain and keep in full force and effect, the following insurance:

           (a) All Risk insurance, including fire and extended coverage, sprinkler leakage (including earthquake sprinkler leakage), vandalism, malicious mischief and earthquake coverage on property of every description and kind owned by Tenant and located in the Premises or Building, or for which Tenant is legally liable or installed by or on behalf of Tenant including, without limitation, furniture, equipment and any other personal property, and the Tenant Changes the extent required under Subparagraph 14.1(c) above, (but excluding the initial Leasehold Improvements previously existing or installed in the Premises), in an amount not less then the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or the mortgagees of Landlord shall control.

           (b) Comprehensive general liability insurance coverage, including personal injury, bodily injury (including wrongful death), broad form property damage, operations hazard, owner's protective coverage, contractual liability (including Tenant's indemnification obligations under this Lease, including Paragraph 19 hereof), liquor liability (if Tenant serves alcohol on the Premises), products and completed operations liability, and owned/non-owned auto liability, with initial combined single limit of liability of not less than Two Million Dollars ($2,000,000.00). The limits of liability of such comprehensive general liability insurance shall be increased every five (5) years during the Term of this Lease to an amount reasonably required by Landlord.

           (c) Workers compensation and employees liability insurance, in statutory amounts and limits.

           (d) Loss of income, extra expense and business interruption insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises, Tenant's parking areas or to the Building as a result of such perils.

           (e) Any other form or forms of insurance as Tenant or Landlord or the mortgagees of Landlord may reasonably require from time to time, in form, amounts and for insurance risks against which a prudent tenant would protect itself, but only to the extent such risks and amounts are available in the insurance market at commercially reasonable costs.

     22.2 Requirements. Each policy required to be obtained by Tenant hereunder shall: (a) be issued by insurers authorized to do business in the state in which the Building is located and rated not less than financial class X, and not less than policyholder rating A in the most recent version of Best's Key Rating Guide (provided that, in any event, the same insurance company shall provide the coverages described in Subparagraphs 22.1(a) and 22.1(d) above); (b) be in form reasonably satisfactory from time to time to Landlord; (c) name Tenant as named insured thereunder and shall name Landlord and, at Landlord's request, Landlord's mortgagees and ground lessors of which Tenant has been informed in writing, as additional insured thereunder, all as their respective interests may appear; (d) shall not have a deductible amount exceeding Five Thousand Dollars ($5,000.00); (e) specifically provide that the insurance afforded by such policy for the benefit of Landlord and Landlord's mortgagees and ground lessors shall be primary, and any insurance carried by Landlord or Landlord's mortgagees and ground lessors shall be excess and non-contributing; (f) except for worker's compensation insurance, contain an endorsement that the insurer waives its right to subrogation as described in Paragraph 24 below; and (9) contain an undertaking by the insurer to notify Landlord (and the mortgagees and ground lessors of Landlord who are named as additional insured) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. In the alternative, Tenant may self-insure as to the types of insurance identified in Paragraph 22.1. Tenant agrees to deliver to Landlord, as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days after the date Tenant takes possession of all or any part of the Premises, certified copies of each such insurance policy (or certificates from the insurance company evidencing the existence of such insurance and Tenant's compliance with the foregoing provisions of this Paragraph 22). Tenant shall cause replacement policies or certificates be delivered to Landlord not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein, Tenant shall be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided in Subparagraph 25.1 below, and Landlord shall have the right, but not the obligation, to procure such policies, and certificates at Tenant's expense.

23.  Landlord's Insurance.  During the Term, Landlord shall be required to
     --------------------
insure the Building, the Premises, the Leasehold Improvements initially installed in the Premises pursuant to Exhibit "F" and certain Tenant Changes to
                                      -----------
the extent described in Subparagraph 14.1(c) above (excluding, however, Tenant's furniture, equipment and other personal property and those Tenant Changes which Tenant is obligated to insure pursuant to the provisions of Subparagraphs 14.1(c) and 22.1(a) above) against damage b fire and standard extended coverage perils and general liability insurance, in such reasonable amounts and with such reasonable deductibles as would be carried by a prudent owner of a similar building in San Francisco, California. At Landlord's option, such insurance may be carried under any blanket or umbrella policies which Landlord has in force for other buildings and projects. In addition, at Landlord's option, Landlord may elect to self-insure all or any part of such required insurance coverage. Landlord may, but shall not be obligated to, carry any other form or forms of insurance as Landlord or the mortgagees or ground lessors of Landlord may reasonably determine is advisable. The cost of insurance obtained by Landlord pursuant to this Paragraph 23 shall be included in Operating Expenses.

24.  Waivers of Subrogation.
     ----------------------

     24.1 Mutual Waiver of Parties. Landlord and Tenant hereby waive their rights against each other as well as the officers, partners, directors, employees, agents and authorized representatives of Landlord and Tenant with respect to any claims or damages or losses (including any claims for bodily injury to persons and/or damage to property) which are caused or result from (a) risks insured against under any insurance policy carried by Landlord or Tenant (as the case may be) pursuant to the provisions of this Lease and enforceable at the time of such damage, loss and/or injury, or (b) risks which would have been covered under any insurance required to be obtained and maintained by Landlord or Tenant (as the case may be) under Paragraphs 22 and 23 of this Lease (as applicable) had such insurance been obtained and maintained as required therein. Foregoing waivers shall be in addition to, and not a limitation of, any other waivers or releases contained in this Lease.

     24.2 Waiver of Insurer. Each party shall cause each insurance policy required to be obtained by it pursuant to Paragraphs 22 and 23 (excluding Tenant's worker's compensation insurance) to provide that the insurer waives all rights of recovery by way of subrogation against either Landlord or Tenant, as the case may be, and against the officers, employees, agents, partners and authorized representatives of Landlord and Tenant in connection with any claims, losses and damages covered by such policy. If either party fails to maintain insurance required hereunder, such insurance shall be deemed to be self-insured with a deemed full waiver of subrogation set forth in the immediately preceding sentence.

25.  Tenant's Default and Landlord's Remedies.
     ----------------------------------------

     25.1 Tenant's Default. The occurrence of any one or more of the following events shall constitute a default under this Lease by Tenant:

           (a) the vacation or abandonment of the Premises by Tenant. "Abandonment" is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) business days or longer while in default of any other provision of this Lease;

           (b) the failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due;

           (c) the failure by Tenant to timely perform any of those covenants described in Paragraphs 8.2, 15, 22.2 and 27.1 of this Lease, which Paragraphs expressly provide that such failure shall be deemed a default by Tenant under this Lease without any additional notice or cure periods;

           (d) the failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraphs 25.1(a), (b) or (c) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure, Section 1161 and provided further that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten (10) day period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than sixty (60) days from the date of such notice from Landlord; and

           (e) (i) the making by Tenant of any general assignment for the benefit of creditors, the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against the Tenant, the same is dismissed within sixty (60) days), (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days, or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within sixty (60) days.

     25.2 Landlord's Remedies; Termination. In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from
Tenant:

           (a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

           (b) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

           (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

           (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom including, but not limited to: "Unreimbursed Leasehold Improvement Costs" (as defined below); attorneys' fees; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises; and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Tenant Changes, Leasehold Improvements and any other items which Tenant is required under this Lease to remove but does not remove. As used herein, the term "Unreimbursed Leasehold Improvement Costs" shall mean the product when multiplying (i) the sum of any Leasehold Improvement allowance plus any other costs provided, paid or incurred by Landlord in connection with the design and construction of the initial Leasehold Improvements installed in the Premises prior to the Commencement Date pursuant to Exhibit "D", by (ii) the fraction,
                                           -----------
the numerator of which is the number of months of the Term of this Lease not yet elapsed as of the date on which this Lease is terminated (excluding my unexercised renewal options), and the denominator of which is the total number of months of the Term of this Lease (excluding any unexercised renewal options). For example, if the total costs paid or incurred by Landlord with respect to the initial Leasehold Improvements was $100,000.00, the Lease Term was sixty (60) months, and the Lease was terminated by reason of Tenant's default at the end of twelve (12) months, the Unreimbursed Leasehold Improvement costs would be equal to $80,000.00 (i.e., $80,000.00 equals $100,000.00 x 48/60).

As used in Subparagraphs 25.2(a) and 25.2(b) above, the "worth at the time of award" is computed by allowing interest at the Interest Rate set forth in Subparagraph 1.18. As used in Subparagraph 25.2(c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     25.3 Landlord's Remedies; Re-Entry Rights. In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed, stored and/or disposed of pursuant to Subparagraph 14.4 of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 25.3, and no acceptance of surrender of the Premises or other action on Landlord's part, shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

     25.4 Landlord's Remedies; Continuation of Lease. In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall have the right to continue this Lease in full force and effect, whether or not Tenant shall have abandoned the Premises. The foregoing remedy shall also be available to Landlord pursuant to California Civil Code Section 1951.4 and any successor statute thereof in the event Tenant has abandoned the Premises. In the event Landlord elects to continue this Lease in full force and effect pursuant to this Subparagraph 25.4, then Landlord shall be entitled to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. Landlord's election not to terminate this Lease pursuant to this Subparagraph 25.4 or pursuant to any other provision of this Lease, at law or in equity, shall not preclude Landlord from subsequently electing to terminate this Lease or pursuing any of its other remedies.

     25.5 Rights and Remedies Cumulative. All rights, options and remedies of Landlord contained in this Paragraph 25 and elsewhere in this Lease (including Paragraph 30 below) shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Paragraph 25 shall be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

26.   Landlord's Default. Landlord shall not be in default in the performance of
      ------------------
any obligation required to be performed by Landlord under this Lease unless Landlord has failed to perform such obligation within thirty (30) days, or as reasonable per occurrence, after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed in default if it commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any such uncured default by Landlord, Tenant may exercise any of its rights provided in law or at equity; provided, however: (a) Tenant shall have no right to offset or abate rent in the event of any default by Landlord under this Lease, except to the extent offset rights are specifically provided to Tenant in this Lease; and (b) Tenant's rights and remedies hereunder shall be limited to the extent
(i) Tenant has expressly waived in this Lease any of such rights or remedies and/or (ii) this Lease otherwise expressly limits Tenant's rights or remedies, including the limitation on Landlord's liability contained in Paragraph 35 hereof.

27.  Subordination.  Without the necessity of any additional document being
     -------------
executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee of a mortgage or a beneficiary of a deed of trust now or hereafter encumbering all or any portion of the Building or Site, or any lessor of any ground or master lease now or hereafter affecting all or any portion of the Building or Site, this Lease shall be subject and subordinate at all times to such ground or master leases (and such extensions and modifications thereof), and to the lien of such mortgages and deeds of trust (as well as to any advances made thereunder and to all renewals, replacements, modifications and extensions thereof). As a condition precedent to the effectiveness of any such subordination of this Lease to any future ground or master leases or the lien of any future mortgages or deeds of trust, Landlord shall provide to Tenant a commercially reasonable non-disturbance and attornment agreement in favor of Tenant executed by such future ground lessor, master lessor, mortgagee or deed of trust beneficiary, as the case may be, which shall provide that Tenant's quiet possession of the Premises shall not be disturbed on account of such subordination to such future lease or lien so long as Tenant is not in default under any provisions of this Lease. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any or all ground or master leases or the lien of any or all mortgages or deeds of trust to this Lease. In the event that any ground or master lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Landlord's successor in interest, Tenant shall attorn to and become the tenant of such successor. Tenant hereby waives its rights under any current or future law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver to Landlord within ten (10) days after receipt of written demand by Landlord and in the form reasonably required by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground or master lease or the lien of any such mortgage or deed of trust. Should Tenant fail to sign and return any such documents within said 10-day period, Tenant shall be in default hereunder without the benefit of any additional notice or cure periods specified in Subparagraph 25.1 above.

28.  Estoppel Certificate.
     --------------------

     28.1 Tenant's Obligations. Within ten (10) business days following Landlord's written request, Tenant shall execute and deliver to Landlord an estoppel certificate, in a form substantially similar to the form of Exhibit "G"
                                                                     ----------
attached hereto, certifying: (a) the
commencement Date of this Lease; (b) that this Lease is unmodified and in full force and effect (or, if modified, that this Lease is in full force and effect as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid;
(d) that there are not, to the best of Tenant's knowledge, any defaults under this Lease by either Landlord or Tenant, except as specified in such certificate; and (e) such other matters as are reasonably requested by Landlord. Any such estoppel certificate delivered pursuant to this Subparagraph 28.1 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of any portion of the Site, as well as their assignees.

     28.2 Tenant's Failure to Deliver. Tenant's failure to deliver such estoppel certificate within such time shall be conclusive upon Tenant that: (a) this Lease is in full force and effect without modification, except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's or Tenant's performance; and (c) not more than one (1) month's rental has been paid in advance. Tenant shall indemnify, defend (with counsel reasonably approved by Landlord in writing) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to Landlord pursuant to Subparagraph 28.1 above.

29.  Building Planning.  If Landlord requires the Premises for use by another
     -----------------
tenant or for other reasons connected with the Building planning program, then Landlord shall have the right, upon sixty (60) days' prior written notice to Tenant, to relocate the Premises to other space in the Building of substantially similar size as the Premises, and with tenant improvements of substantially similar age, quality and layout as then existing in the Premises. In the event of any such relocation, Landlord shall pay for the cost of providing such substantially similar tenant improvements (but not any furniture or personal property), and Landlord shall reimburse Tenant, within thirty (30) days after Landlord's receipt of invoices and paid receipts, for the reasonable moving, telephone installation and stationery reprinting costs actually paid for by Tenant in connection with such relocation. If Landlord so relocates Tenant, the terms and conditions of this Lease shall remain in full force and effect and apply to the new space, except that (a) a revised Exhibit "B" shall become part
                                                  -----------
of this Lease and shall reflect the location of the new space, (b) Paragraph 1 of this Lease shall be amended to include and state all correct data as to the new space, and (c) such new space shall thereafter be deemed to be the "Premises". Notwithstanding the foregoing provisions of this Paragraph 29 to the contrary, if the new space contains more Rentable Square Feet than the original Premises, Tenant shall not be obligated to pay any more Annual Basic Rent or Excess Expenses than otherwise applicable to the original Premises. Landlord and Tenant agree to cooperate fully in order to minimize the inconvenience of Tenant resulting from such relocation.

30.  Performance by Tenant: Interest and Late Charges.
     ------------------------------------------------

     30.1 Landlord's Right to Perform. Except as specifically provided otherwise in this Lease, all covenants and agreements by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement or offset of rent. If Tenant shall fail to pay any sum of money (other than Annual Basic Rent) or perform any other act on its part to be paid or performed hereunder and such failure shall continue for three (3) days with respect to monetary obligations (or ten (10) days with respect to non-monetary obligations) after Tenant's receipt of written notice thereof from Landlord, Landlord may, without waiving or releasing Tenant from any of Tenant's obligations, make such payment or perform such other act on behalf of Tenant. All sums so paid by Landlord and all necessary incidental costs incurred by Landlord performing such other acts shall be payable by Tenant to Landlord within five (5) days after demand therefor as additional rent. The foregoing rights are in addition to any and all remedies available to Landlord upon Tenant's default as described in Paragraph 25.

     30.2 Interest. If any monthly installment of Annual Basic Rent or Excess Expenses, or other amount payable by Tenant hereunder is not received by Landlord by the date when due, it shall bear interest at the Interest Rate set forth in Subparagraph 1.18 from the date due until paid. All interest, and any late charges imposed pursuant to Subparagraph 30.3 below shall be considered additional rent due from Tenant to Landlord under the terms of this Lease.

     30.3 Late Charges. Tenant acknowledges that, in addition to interest costs, the late payments by Tenant to Landlord of any Annual Basic Rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such other costs include, without limitation, processing, administrative and accounting charges and late charges that may be imposed on Landlord by the terms of any mortgage, deed of trust or related loan documents encumbering the Premises, the Building or the Site. Accordingly, if any monthly installment of Annual Basic Rent or Excess Expenses or any other amount payable by Tenant hereunder is not received by Landlord by the due date thereof, Tenant shall pay to Landlord an additional sum of ten percent (10%) of the overdue amount as a late charge, but in no event more than the maximum late charge allowed by law. The parties agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any late payment as hereinabove referred to by Tenant, and the payment of late charges and interest are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of a late charge or interest shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease or at law or in equity now or hereafter in effect.

31.  Indemnification and Cure Rights of Landlord's Mortgagees and Lessors.

     31.1 Modifications. If, in connection with Landlord's obtaining or entering into any financing or ground lease for any portion of the Building or Site, the lender or ground lessor shall request modifications to this Lease, Tenant shall, within ten (10) days after request therefor, execute an amendment to this Lease including such modifications, provided such modifications are reasonable, do not increase the obligations of Tenant hereunder, or adversely affect the leasehold estate created hereby or Tenant's rights hereunder.

     31.2 Cure Rights. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee covering the Premises or ground lessor of Landlord whose address shall have been furnished to Tenant, and shall offer such beneficiary, mortgagee or ground lessor a reasonable opportunity to cure the default (including with respect to any such beneficiary or mortgagee, time to obtain possession of the Premises, subject to this Lease and Tenant's rights hereunder, by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure).

32.  Transfer of Owner's Interest.  The term "Landlord" as used in this Lease,
     ----------------------------
so far as covenants or obligations on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of, the Site. In the event of any transfer or conveyance of any such title or interest (other than a transfer for security purposes only), the transferor shall be automatically relieved of all covenants and obligations on the part of Landlord contained in this Lease accruing after the date of such transfer or conveyance. Landlord and Landlord's transferees and assignees shall have the absolute right to transfer all or any portion of their respective title and interest in the Site, the Building, the Premises and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

33.  Quiet Enjoyment.  Landlord covenants and agrees with Tenant that, upon
     ---------------
Tenant performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease (including payment of rent hereunder), Tenant shall and may peaceably and quietly have, hold and enjoy the Premises in accordance with and subject to the terms and conditions of this Lease.

34.  Parking.
     -------

     34.1 Tenant's Parking Privileges. During the Term of this Lease, Landlord shall lease to Tenant, and Tenant shall lease from Landlord, the number of parking privileges specified in Subparagraph 1.20 hereof for use by Tenant's employees in the common parking areas of the Building, as designated by Landlord from time to time. Landlord shall at all times have the right to establish and modify the nature and extent of the parking areas for the Building (including whether such areas shall be surface, underground and/or other structures) as long as Tenant is provided the number of parking privileges designated in Subparagraph 1.20. In addition, Landlord may, in its sole discretion, assign any unreserved and unassigned parking privileges, and/or make all or a portion of such privileges reserved/unreserved.

     34.2 Parking Rules. The use of the parking areas shall be subject to the Parking Rules and Regulations attached hereto as Exhibit "E" and any other
                                                 -----------
reasonable, non-discriminatory rules and regulations adopted by Landlord and/or Landlord's parking operators from time to time, including any system for controlled ingress and egress and charging visitors and invitees, with appropriate provision for validation of such charges. Tenant shall not use more parking privileges than its allotment and shall not use any parking spaces specifically assigned by Landlord to other tenants or for such other uses as visitor parking. Tenant's parking privileges shall be used only for parking by vehicles no larger than normally sized passenger automobiles or pick-up trucks. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described herein, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost thereof to Tenant, which cost shall be immediately payable by Tenant upon demand by Landlord.

35.  Limitation on Landlord's Liability.  Notwithstanding anything contained in
     ----------------------------------
this Lease to the contrary, the obligations of Landlord under this Lease (including any actual or alleged breach or default by Landlord) do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, or any of their personal assets for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Tenant and notwithstanding anything contained in this Lease to the contrary, Tenant hereby covenants and agrees for itself and all of its successors and assigns that the liability of Landlord for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Landlord), shall be limited solely to, and Tenant's and its successors' and assigns' sole and exclusive remedy shall be against, Landlord's interest in the Site and proceeds therefrom, and no other assets of Landlord.

36.  Hazardous Materials.
     -------------------

     36.1 Tenant's Covenants. In addition to its other obligations under this Lease (including Paragraph 8 hereof), Tenant covenants to comply with all laws relating to Hazardous Materials with respect to the Premises and the Building. Except for general office supplies typically used in office area in the ordinary course of business (such as copier toner, liquid paper, glue, ink, and cleaning solvents), for use in the manner for which they were designed and only in accordance with all Hazardous Materials laws and the highest standards prevailing in the industry for such use, and then only in such amounts as may be normal for the office business operations conducted by Tenant on the Premises, neither Tenant nor any Tenant Parties (as defined in Subparagraph 19.1) shall use, handle, store or dispose of any Hazardous Materials in, on, under or about the Premises, the Building or the Site. Tenant shall promptly take all actions, at its sole cost and expense, as are necessary to return the Premises, Building and Site to the condition existing prior to the introduction of any such Hazardous Materials by Tenant or any Tenant parties, provided Landlord's approval of such actions shall first be obtained. Furthermore, Tenant shall immediately notify Landlord of any inquiry, test, investigation or enforcement proceeding or against Tenant or the Premises concerning the presence of any Hazardous Material.

     36.2 Tenant's Indemnity. Tenant shall be solely responsible for and shall indemnify, defend (with counsel reasonably approved by Landlord) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, penalties, fines, liabilities, losses and expenses (including, without limitation, investigation and clean-up costs, attorneys' fees, consultant fees and court costs) which arise during or after the Term of this Lease as a result of the breach of any of the obligations and covenants set forth in Subparagraph 36.1 above, and/or any contamination of the Premises, Building or Site directly or indirectly arising from the activities of Tenant or any Tenant Parties.

     36.3 Definition of Hazardous Materials. For purposes of this Lease, the term "Hazardous Materials" shall mean, collectively, asbestos, any petroleum fuel, and any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government, including, but not limited to, material or substance defined as a "hazardous waste," "extremely hazardous waste," restricted hazardous waste," "hazardous substance," "hazardous material" or "toxic pollutant" under the California Health and Safety Code and/or under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq.
                                                        -- ---
     36.4 Survival. The foregoing covenants and indemnities of Tenant shall survive the expiration or earlier termination of the Lease.

37.  Miscellaneous.
     -------------

     37.1 Governing Law. This Lease shall be governed by, and construed pursuant to, the laws of the state in which the Building is located.

     37.2 Successors and Assigns. Subject to the provisions of Paragraph 32 above, and except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, personal representatives and permitted successors and assigns; provided, however, no rights shall inure to the benefit of any Transferee of Tenant unless the Transfer to such Transferee is made in compliance with the provisions of Paragraph 16, and no options or other rights which are expressly made personal to the original Tenant hereunder or in any rider attached hereto shall be assignable to or exercisable by anyone other than the original Tenant under this Lease.

     37.3 No Merger. The voluntary or other surrender of this Lease by Tenant or a mutual termination thereof shall not work as a merger and shall, at the option of Landlord, either (a) terminate all or any existing subleases, or (b) operate as an assignment to Landlord of Tenant's interest under any or all such subleases.

     37.4 Professional Fees. If either Landlord or Tenant should bring a suit against the other with respect to this Lease, including for unlawful detainer or any other relief against the other hereunder, then all costs and expenses incurred by the prevailing party therein (including, without limitation, its actual appraisers', accountants', attorneys' and other professional fees and court costs), shall be paid by the other party.

     37.5 Waiver. The waiver by either party of any breach by the other party of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant and condition herein contained, nor shall any custom or practice which may become established between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of any party to insist upon the performance by the other in strict accordance with said terms. No waiver of any default of either party hereunder shall be implied from any acceptance by Landlord or delivery by Tenant (as the case may be) of any rent or other payments due hereunder or any omission by the non-defaulting party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     37.6 Joint and Several Liability. If more than one person or entity executes this Lease as Tenant: (a) each of them is and shall be jointly and severally liable for the covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant; and (b) the act or signature of, or notice from or to, any one or more of them with respect this Lease shall be binding upon each and all of the persons and entities executing this Lease Tenant with the same force and effect as if each and all of them had so acted or signed, or given or received such notice.

     37.7 Terms and Headings. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the instruction or interpretation of any part hereof.

     37.8 Time. Time is of the essence with respect to performance of every provision of this Lease in which time or performance is a factor. All references in this Lease to "days" shall mean calendar days unless specifically modified herein to be "business" days.

     37.9 Prior Agreements; Amendments. This Lease (and the Exhibits and Riders attached hereto) contain all of the covenants, provisions, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and any other matter covered or mentioned in this Lease, and no prior agreement or understanding, oral or written, express or implied, pertaining to the Premises or any such other matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. The parties acknowledge at all prior agreements, representations and negotiations are deemed superseded by the execution of this Lease to the extent they are not expressly incorporated herein.

     37.10 Severability. The invalidity or unenforceability of any provision of this Lease except for Tenant's obligation to pay Annual Basic Rent and Excess Expenses under Paragraphs 5 and 6 hereof) shall in no way affect, impair or invalidate any other provision hereof, and such other provisions shall remain valid and in full force and effect to the fullest extent permitted by law.

     37.11 Recording. Neither Landlord nor Tenant shall record this Lease. In addition, either party shall record a short form memorandum of this Lease without the prior written consent (and signature on the memorandum) of the other, and provided that prior to recordation Tenant executes and delivers to Landlord, in recordable form, a properly acknowledged quitclaim deed or other instrument distinguishing all of the Tenant's rights and interest in and to the Site, Building and Premises, and designating Landlord as the transferee, which deed or other instrument shall be held by Landlord and may be recorded by Landlord once the Lease terminates or expires (but not prior thereto). If such short form memorandum is recorded in accordance with the foregoing, the party requesting the recording shall pay for all costs of or related to such recording, including, but not limited to, recording charges and documentary transfer taxes.

     37.12 Exhibits and Riders. All Exhibits and Riders attached to this Lease are hereby incorporated in this Lease as though set forth at length herein.

     37.13 Signs and Auctions. Except for Tenant's identity sign on the entry doors of the premises and Tenant's elevator lobby identity sign on any full floor of the Building leased by Tenant (which signs shall be consistent with the Building's signage program and otherwise subject to Landlord's prior written approval), Tenant shall have no right to place any sign upon the Premises, the Building or Site or which can be seen from outside the Premises. In addition, Tenant shall have no right to conduct any auction in, on or about the Premises, the Building or Site.

     37.14 Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by any statute or at common law.

     37.15 Financial Statements. Upon ten (10) days prior written request from Landlord (which Landlord may make at any time during the Term but no more often that two (2) times in any calendar year), Tenant shall deliver to Landlord (a) a current financial statement of Tenant and any guarantor of this Lease, and (b) financial statements of Tenant and such guarantor for the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally acceptable accounting principles and certified as true in all material respects by Tenant (if Tenant is an individual) or by an authorized officer or general partner of Tenant (if Tenant is a corporation or partnership, respectively).

     37.16 Tenant's Authority. If Tenant executes this Lease as a partnership or corporation, then Tenant and the persons and/or entities executing this Lease on behalf of Tenant represent and warrant that: (a) Tenant is a duly authorized and existing partnership or corporation, as the case may be, and is qualified to do business in the state in which the Building is located; (b) such persons and/or entities executing this Lease are duly authorized to execute and deliver this Lease on Tenant's behalf in accordance with the Tenant's partnership agreement (if Tenant is a partnership), or a duly adopted resolution of Tenant's board of directors and the Tenant's by-laws (if Tenant is a corporation); and
(c) this Lease is binding upon Tenant in accordance with its terms.

     37.17 Guaranty. This Lease is not subject to and conditional upon Tenant's delivery to Landlord, concurrently with Tenant's execution and delivery of this Lease, of a Guaranty.

              [The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

"TENANT"                                        ________________________________
                                                a Delaware Corporation


                                                By:_____________________________

                                                Its:____________________________

                                                Date:___________________________



"LANDLORD"                                      ________________________________
                                                a Delaware Corporation


                                                By:_____________________________

                                                Its:____________________________

                                                Date:___________________________

                                 OFFICE LEASE

This LEASE is made as of the 19th day of June of 1998, by and between landlord and Tenant:

                                  WITNESSETH:
                                  ----------

1. Terms and Conditions. For the purposes of this Lease, the following terms shall have the following definitions and meanings:

     1.1   Landlord: Sunpark Properties, Inc.

     1.2   Landlord's Address:                150 Executive Park Blvd.
                                              Suite 1000
                                              San Francisco, Ca.  94134

     1.3   Tenant: Imagine Media, Inc.

     1.4   Tenant's Address:                  150 North Hill
                                              Brisbane, Ca  94005

     1.5 Site: The parcel(s) of real property located at the corner of Executive Park Blvd. and Thomas Mellon in the City of San Francisco, County of San Francisco, State of California, as shown on the site plan attached here to as Exhibit "A".
   -----------

     1.6 Building: A four (4) story office building located on the Site, containing, approximately 107,831 Rentable Square Feet (subject to adjustment as set forth in Exhibit "C"), whose address is 250 Executive Park Blvd., San
             -----------
Francisco, California.

     1.7 Premises: Those certain premises known as Suite(s) 4200 as generally shown on the floor plan(s) attached hereto as Exhibit "B", located on the fourth
                                              -----------
floor(s) of the building, and containing approximately 3,497 Rentable Square Feet (subject to adjustment as set forth in Architect Drawings).

     1.8   Rentable Square Feet: See Exhibit "C".
                                     -----------

     1.9   Commencement Date: See Exhibit "D".
                                  -----------

     1.10  Estimated Commencement Date: September 1, 1998.

     1.11 Term: Approximately Two (2) years and six (6) months, commencing upon completion of tenant improvements or move-in of date of sublease space (Suite 4000 at 250 Executive Park Blvd., whichever comes later, and ending on February 28, 2001.

     1.12 Annual Basic Rent: $104,910.00, calculated based upon $30.00 per Rentable Square Foot within the Premises per year. Annual Basic Rent is payable in monthly installments ("Monthly Basic Rent") of $8,742.50, calculated based upon $2.50 per Rentable Square Foot within the Premises per month. The Annual Basic Rent is subject to a CPI adjustment as provided in Rider No. 1.

     1.13  Tenant's Percentage: 3.24% (See Exhibit "C")
                                           -----------

     1.14 Landlord's Contribution to Operating Expenses: Tenant's Percentage of Operating Expenses incurred by Landlord for the building during the calendar year in which the Commencement Date occurs, adjusted to reflect an assumption that the Building is fully assessed for real property tax purposes as a completed Building ready for occupancy and that the Building is ninety-five percent (95%) occupied during such year.

     1.15  Security Deposit: Waived.

     1.16  Permitted Use: Office

     1.17  Brokers: BT Commercial.

     1.18 Interest Rate: The lesser of: (a) the rate announced from time to time by Bank of America or if Bank of America ceases to exist or ceases to publish such rate, by the largest (as measured by deposits) chartered bank operating in the state in which the Building is located as its "prime rate" or "reference rate", plus five percent (5%); or (b) the maximum rate permitted by law.

     1.19 Leasehold Improvements: The tenant improvements installed to be installed for the Premises as described in the Work Letter Agreement attached hereto as Exhibit "F".
          -----------

     1.20 Parking: A ratio of 3 per 1000 rentable square feet, consisting of unreserved parking spaces, subject to the parking rates and provisions set forth in Paragraph 34.

     1.21  Guarantor(s):  None.

2.   Lease of Premises.  Landlord hereby leases to Tenant, and Tenant hereby
     -----------------
leases from Landlord, the Premises described in Subparagraph 1.7 above, improved or to be improved with the Leasehold Improvements. Such lease is upon, and subject to, the terms, covenants and conditions herein set forth and each party covenants, as a material part of the consideration for, this Lease, to keep and perform their respective obligations under this Lease.

3.   Common Areas.
     ------------

     3.1 Definitions; Tenant's Rights. During the Term of this Lease, Tenant shall have the nonexclusive right to use, in common with Landlord and other tenants in the Building, and subject to the Rules and Regulations referred to in Paragraph 8 below, the following common areas of the Building and/or Site ("Common Areas"):

          (a) the common entrances, lobbies, restrooms on multi-tenant floors, elevators, stairways and access ways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto, and the common pipes, conduits, wires and appurtenant equipment serving the Premises; and

          (b) the parking structure and parking areas (subject to a Paragraph 34 below), loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas and plaza area appurtenant to the Building.

     3.2  Landlord's Reserved Rights.  Landlord reserves the right from time to
          --------------------------
time to use any of the Common Areas and to do any of the following, as long as such acts do not unreasonably interfere with Tenant's use of or access to the Premises or parking:

          (a) expand the building and construct or alter other buildings or improvements on the Site; (b) make any changes, additions, improvements, repairs or replacements in or to the Site, the Common Areas and/or the Building (including the Premises if required to do so by any law or regulation) and the fixtures and equipment thereof, including, without limitation, (i) maintenance, replacement and relocation of pipes, ducts, conduits, wires and meters, and (ii) changes in the location, size, shape and number of driveways, entrances, stairways, elevators, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways, and subject to Paragraph 34 below, parking spaces and parking area;

          (c) close temporarily any of the Common Areas while engaged in making repairs, improvements or alterations to the Building or the Site; and\

          (d) perform such other acts and make such other changes with respect to the Site, Common Areas and Building as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

4.   Term.
     ----

     4.1 Term; Notice of Lease Dates. The Term of this Lease shall be for the period designated in Subparagraph 1.11 commencing on the Commencement Date (as determined pursuant to Exhibit "D"), and ending on the expiration of such
                       -----------
period, unless the Term is sooner terminated as provided in this Lease. Within ten (10) days after Landlord's written request, Tenant shall execute a written confirmation of the Commencement Date and expiration date of the Term in the form of the Notice of Lease Term Dates attached hereto as Exhibit "D". The
                                                          -----------
Notice of Lease Term Dates shall be binding upon Tenant unless Tenant objects thereto in writing within such ten (10) day period.

     4.2 Estimated Commencement Date. It is estimated by the parties that the Term of this Lease will commence on the Estimated Commencement Date set forth in Subparagraph 1.10. The Estimated Commencement Date is merely an estimate of the Commencement Date and, consequently, Tenant agrees that Landlord shall have no liability to Tenant for any loss or damage, nor shall Tenant be entitled to terminate or cancel this Lease if the Term of this Lease does not commence by the Estimated Commencement Date for any reason whatsoever, including any delays in substantial completion of the Leasehold Improvements.

5.   Rent.
     ----

     5.1 Basic Rent. Tenant agrees to pay Landlord, as basic rent for the Premises, the Annual Basic Rent designated in Subparagraph 1.12. The Annual Basic Rent shall be paid by Tenant in twelve (12) equal monthly installments of Monthly Basic Rent designated in

Subparagraph 1.12 in advance on the first day of each and every calendar month during the Term, except that the first full month's Monthly Basic Rent shall be paid upon the execution of this Lease. Monthly Basic Rent for any partial month shall be prorated in the proportion that the number of days this Lease is in effect during such month bears to the actual number of days in such month.

     5.2 Additional Rent. All amounts and charges payable by Tenant under this Lease in addition to the Annual Basic Rent described in Subparagraph 5.1 above (including, without limitation, payments for insurance, repairs and parking, and Tenant's Percentage of Operating Expenses in excess of Landlord's Contribution to Operating Expenses as provided in Paragraph 6) shall be considered additional rent for the purposes of this Lease, and the word "rent" in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Annual Basic Rent is referenced. The Annual Basic Rent and additional rent shall be paid to Landlord as provided in Paragraph 9, without any prior demand therefor and without any deduction or offset whatever, in lawful money of the United State of America.

6.   Operating Expenses.
     ------------------

     6.1 Excess Expenses. During each calendar year during the Term of this Lease (after the calendar year noted in Subparagraph 1.14), Tenant shall pay to Landlord the amount by which Tenant's Percentage of Operating Expenses exceeds Landlord's Contribution to Operating Expenses for such calendar year (such amount shall be referred to in this Paragraph 6 as the "Excess Expenses"), in the manner and at the times set forth in the following provisions of this Paragraph 6.

     6.2 Definition of Operating Expenses. As used in this Lease, the term "Operating Expenses" shall mean all direct costs and expenses of operation and maintenance of the building, the Common Areas and the Site, as determined by standard accounting practices, calculated assuming the Building is ninety-five percent (95%) occupied, including the following costs by way of illustration but not limitation (but excluding those items specifically set forth in Subparagraph
6.3 below): (a) Real Property Taxes and Assessments (as defined in Subparagraph
6.9 below) and any taxes or assessments imposed in lieu thereof; (b) any and all assessments imposed with respect to the Building, Common Areas, and/or Site pursuant to any covenants, conditions and restrictions affecting the Site, Common Areas or Building; (c) water and sewer charges and the costs of electricity, heating, ventilating, air conditioning and other utilities; (d) utilities surcharges and any other costs, levies or assessments resulting from statutes or regulations promulgated by any governmental authority in connection with the use or occupancy of the Building or the Premises or the parking facilities serving the Building or the premises; (e) costs of insurance obtained by Landlord pursuant to paragraph 23 of this Lease; (f) waste disposal and janitorial services; (g) security; (h) labor; (i) costs incurred in the management of the Building, including, without limitation: (1) supplies, (2) wages and salaries (and payroll taxes and similar governmental charges related thereto) of employees used in the management, operation and maintenance of the Building, (3) Building management office rental (if such management office is located in the Building), and (4) a management/administrative fee not to exceed four percent (4%) of the annual gross revenues of the Building exclusive of the proceeds of financing or a sale of the Building; (j) supplies, materials, equipment and tools; (k) repair and maintenance of the elevators and the structural portions of the Building, including the plumbing, heating, ventilating, air-conditioning and electrical systems installed or furnished by Landlord; (1) maintenance, costs and upkeep of all parking and Common Areas; (m) depreciation on a straight line basis and rental of personal property used in maintenance; (n) amortization on a straight-line basis over the useful life [together with interest at the Interest Rate (as defined in Subparagraph 1.18 of this Lease) on the unamortized balance] of all costs of a capital nature (including, without limitation, capital improvements, capital replacements, capital repairs, capital equipment and capital tools): (1) reasonably intended to produce a reduction in operating charges or energy consumption; or (2) required after the date of the Lease under any governmental law or regulation that was not applicable to the Building at the time it was originally constructed; or (3) for repair or replacement of any Building equipment needed to operate the Building at the same quality levels as prior to the replacement; (o) costs and expenses of gardening and landscaping; (p) maintenance of signs (other than signs of tenants of the Building); (q) personal property taxes levied on or attributable to personal property used in connection with the Building, the Common Areas and/or the Site; (r) reasonable accounting, audit, verification, legal and other consulting fees; and (s) costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items, including appropriate reserves.

     6.3 Exclusions from Operating Expenses. Notwithstanding the provisions of Subparagraph 6.2 above to the contrary, "Operating Expenses" shall not include:

          (a)  any ground lease rental;

          (b) costs incurred by Landlord for the repair of damage to the Building to the extent that Landlord is reimbursed by insurance or condemnation proceeds or by tenants, warrantors or other third persons;

          (c) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements for tenants in the Building (including the original Leasehold Improvement for the Premises), or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Building, including space planning and interior design posts and fees;

          (d) depreciation, amortization and interest payments, except as specifically provided herein, and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with standard accounting practices;

          (e) brokerage commissions, finders' fees, attorneys' fees, space planning costs and other costs incurred by Landlord in leasing or attempting to lease space in the Building;

          (f) attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building; provided, however, that Operating Expenses shall include those attorneys' fees and other cost and expenses incurred in connection with negotiations, disputes or claims relating to items of Operating Expenses, enforcement of rules and regulations of the Building, and such other matters relating to the maintenance of standards required of Landlord under the Lease; and

          (g) interest, principal, points and fees on debt or amortization on any mortgage, deed of trust or other debt encumbering the Building or Site.

     6.4 Definition of Real Property Taxes and Assessments. All Real Property Taxes and Assessments shall be adjusted to reflect an assumption that the Building is fully assessed for real property tax purposes as a completed building ready for occupancy. As used in this case, the term "Real Property Taxes and Assessments" shall mean: any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, improvement bond, tax or similar imposition imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Premises, Building, Common Areas or Site including the following by way of illustration but not limitation:

          (a) any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises;

          (b) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease;

          (c) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or other premises in the Building or the rent payable by Tenant hereunder or other tenants of the Building, including, without limitation, any gross receipts tax or excise tax levied by state, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof, but not on Landlord's other operations;

          (d) any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and/or

          (e) any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system (including assessment districts) instituted within the geographic area of which the Building is a part.

Notwithstanding the foregoing provisions of this Subparagraph 6.4 above to the contrary, "Real Property Taxes and Assessments" shall not include Landlord's federal or state income, franchise, inheritance or estate taxes.

     6.5 Estimate Statement. By the first day of April of each calendar year during the Term of this Lease (after the calendar year voted in Subparagraph 1.14), Landlord shall endeavor to deliver to Tenant a statement ("Estimate Statement") estimating the Operating expenses for the current calendar year and the estimated amount of excess Expenses payable by Tenant. Landlord shall have the right no more than three (3) times in any calendar year to deliver a revised Estimate Statement showing the Excess Expenses for such calendar year if Landlord determines that the Excess Expenses are greater than those set forth in the original Estimate Statement (or previously delivered revised Estimate Statement) for such calendar year. The Excess expenses shown on the Estimate Statement (or revised Estimate Statement, as applicable) shall be divided into twelve (12) equal monthly installments, and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of the Estimate Statement (or revised Estimate Statement, as applicable), an amount equal to one (1) monthly installment of such excess Expenses multiplied by the number of months from January in the calendar year in which such statement is submitted to the month of such payment, both months inclusive (less any amounts previously paid by Tenant with respect to any previously delivered Estimate Statement for revised Estimate Statement for such calendar year). Subsequent installments shall be paid concurrently with the regular monthly rent payments for the balance of the calendar year and shall continue until the next calendar year's Estimate Statement (or current calendar year's revised Estimate Statement) is received.

     6.6 Actual Statement. By the first day of April of each succeeding calendar year during the Term of this Lease, Landlord shall endeavor to deliver to Tenant a statement ("Actual Statement") of the actual Operating Expenses and Excess Expenses for the immediately preceding calendar year. If the Actual Statement reveals that Excess expenses were overstated or understated in any Estimate Statement (or revised Estimate Statement) previously delivered by Landlord pursuant to Subparagraph 6.5 above, then within thirty (30) days after delivery of the Actual Statement, Tenant shall pay to Landlord the amount of any such underpayment, or Landlord shall pay to tenant (or credit against the next monthly rent falling due, the amount of such overpayment, as the case may be.

     6.7 No Release. Any delay or failure by Landlord in delivering any Estimate or Actual Statement pursuant to this Paragraph 6 shall not constitute a waiver of its right to receive Tenant's payment of excess Expenses, nor shall it relieve Tenant of its obligations to pay excess Expenses pursuant to this Paragraph 6, except that Tenant shall not be obligated to make any payments based on such Estimate or Actual Statement until ten (10) business days after receipt of such statement.

     6.8 Tenant's Audit Rights. If Tenant disputes the amount of Operating Expenses set forth in any Actual Statement delivered by Landlord, Tenant shall have the right, to be exercised, if at all, no later than six (6) months following receipt of such Actual Statement to cause Landlord's books and records with respect to the preceding calendar year to be audited, at Tenant's expense, by a certified public accountant mutually acceptable to Landlord and Tenant.
The amounts payable under Subparagraph 6.6 by Landlord to Tenant or by Tenant to Landlord as the case may be shall be appropriately adjusted on the basis of such audit. If Tenant fails to request an audit with the 67 month period, such Actual Statement shall be conclusively binding upon Landlord and Tenant.

7.   Security Deposit.  Concurrently with the execution of this Lease, Tenant
     ----------------
shall deposit with Landlord the Security Deposit designated in Subparagraph
1.15. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be performed by Tenant during the Term. If Tenant defaults with respect to any of its obligations under this Lease, Landlord may (but shall not be require to) use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount, loss or damage which Landlord may spend incur or suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within ten (10 days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant within the (2) weeks following the expiration of the Term, provided that Landlord may retain the Security Deposit until such time as any amount due from Tenant in accordance with Paragraph 6 hereof has been determined and paid in full. If Landlord sells its interest in the Building during the Term and if Landlord deposits with the purchaser the Security Deposit (or balance thereof), and such purchaser acknowledges receipt thereof, then, upon such sale, Landlord shall be discharged from any further liability with respect to the Security Deposit.

8.   Use.
     ---

     8.1 General. Tenant shall use the Premises solely for the Permitted Use specified in Subparagraph 1.16, and shall not use or permit the Premises to be used for any other use or purpose whatsoever. Tenant shall observe and comply with the "Rules and Regulations" attached hereto as Exhibit and all reasonable non-discriminatory modifications thereof and additions thereto from time to time put into effect and furnished to Tenant by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of such Rules and Regulations. Tenant shall also observe and comply with all requirements of any board of fire underwriters or similar body relating to the Premises, and all laws, rules and regulations of all governmental agencies having jurisdiction. Tenant shall not use or allow the Premises to be used (a) in violation of any recorded covenants, conditions and restrictions affecting the Site or of any law or governmental rule or regulation, or of any certificate of occupancy issued for the Premises or Building, or (b) for any improper, immoral, unlawful or reasonably objectionable purpose. Tenant shall not do or permit to be done anything which will obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them. Tenant shall not cause, maintain permit any nuisance in, on or about the Premises, the Building or the Site, nor commit or suffer to be committed any waste in, on or about the Premises.

     8.2 Effect on Insurance. Tenant shall not do or permit to be done anything which will (a) violate or invalidate any insurance policy maintained by Landlord or Tenant hereunder, or (b) increase the cost of any insurance policy maintained by Landlord pursuant to Paragraph 23 or otherwise with respect to the Building or Site. If Tenant's occupancy or conduct of its business in or on the Premises results any increase in premiums for any insurance carried by Landlord with respect to the Building or Site, Tenant shall pay such increase as additional rent within ten (10) days after being billed therefor by Landlord.
If any insurance coverage carried by Landlord pursuant to Paragraph 23 or otherwise with respect to the Building or site shall be canceled or reduced (or cancellation or reduction thereof shall threatened) by reason of the use or occupancy of the Premises by Tenant or by anyone permitted by Tenant to be upon the Premises, and if Tenant fails to remedy such condition within five (5) days after notice thereof, Tenant shall be deemed to be in default under this Lease, without the benefit of any additional notice or cure period specified in Subparagraph 25.1 below, and Landlord shall have all remedies provided in this Lease, at law or in equity, including, without limitation, the right (but not the obligation) to enter upon the Premises and attempt to remedy such condition at Tenant's cost.

9.   Payment and Notices.  All rent and other sums payable by Tenant to Landlord
     -------------------
hereunder shall be paid to Landlord at the first address. Designated in Subparagraph 1.2, or to such other persons and/or at such other places as Landlord may hereafter designate in writing. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery (including delivery by nationally recognized overnight courier or express mailing service), facsimile transmission, or by registered or certified mail, postage repaid, return receipt requested, addressed to Tenant at the address(es) designated in Subparagraph 1.4, or to Landlord at the address(es) designated in Subparagraph 1.2. Either party may, by written notice to the other, specify a different address for notice purposes.

10.  Brokers.  The parties recognize that the broker(s) who negotiated his Lease
     -------
are stated in Subparagraph 1.17, and agree that Landlord shall be solely responsible for the payment of brokerage commissions to said broker(s), and that Tenant shall have no responsibility therefor unless written provision to the contrary has been made. Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and (b) is or might be entitled to a commission or compensation in connection with his Lease. Any broker, agent or finder of Tenant whom Tenant has failed to disclose herein shall be paid by Tenant. Tenant shall indemnify, defend (by counsel reasonably approved in writing by Landlord) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from any breach by Tenant of the foregoing representation, including, without limitation, any claims that may be asserted against Landlord by any broker, agent or finder undisclosed by Tenant herein. Landlord shall indemnify, defend (by counsel reasonably approved in writing by Tenant) and hold Tenant harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from any breach by Landlord of the foregoing representation, including, without limitation, any claims that may be asserted against tenant, by any broker, agent or finder undisclosed by Landlord herein.

11.  Surrender:  Holding Over.
     ------------------------

     11.1 Surrender of Premises. Upon the expiration or sooner termination of this Lease, Tenant shall surrender all keys for the Premises to Landlord, and exclusive possession of the Premises to Landlord broom clean and in first-class condition and repair, reasonable wear and tear excepted (and casualty damage excepted if Lease is terminated as a result thereof pursuant to Paragraph 20) with all of Tenant's personal property (and those items, if any, of Leasehold Improvements and Tenant Changes identified by Landlord pursuant to Subparagraph
14.2 below) removed therefrom and all damage caused by such removal repaired, as required pursuant to Subparagraphs 14.2 and 14.3 below. If, for any reason, Tenant fails to surrender the Premises on the expiration or earlier termination of this Lease including upon the expiration of any subsequent month-to-month tenancy consented to by Landlord pursuant to Subparagraph 11.2 below), with such removal and repair obligations completed, then, in addition to the provisions of Subparagraph 11.3 below and Landlord's rights and dies under Subparagraph 14.4 and the other provisions of this Lease, Tenant shall indemnify, defend (by counsel reasonably approved in writing by Landlord) and hold Landlord harmless from and against and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and costs) resulting from such failure to surrender, including, without limitation, any claim made by any succeeding tenant based thereon. The going indemnity shall survive the expiration or earlier termination of this Lease.

     11.2 Hold Over With Landlord's Consent. If, with Landlord's express written consent, Tenant remains in possession of the Premises after the expiration or earlier termination of the Lease Term, Tenant shal1 become a tenant from month-to-month upon the terms and conditions set forth in this Lease (including Tenant's obligation to pay all Excess Expenses and any other additional rent under this Lease), but at a Monthly Basic Rent equal to the greater of: (a) one hundred twenty-five percent (125%) of the Monthly Basic Rent applicable to the Premises immediately prior to the date of such expiration or earlier termination; or (b) one hundred twenty-five percent (125%) of the prevailing market rate excluding any rental or other concessions (as reasonably determined by Landlord) for the Premises in effect on the date of such expiration or earlier termination. Tenant shall pay an entire month's Monthly Basic Rent calculated in accordance with this Subparagraph 11.2 for any portion of a month it holds over and remains in possession of the Premises pursuant to this Paragraph 11.2.

     11.3 Hold Over Without Landlord's Consent. If Tenant holds over after the expiration or earlier termination of the Lease Term without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, upon the terms and conditions set forth in this Lease so far as applicable (including Tenant's obligation to pay all Excess Expenses. and other additional rent under this Lease), but at a Monthly Basic Rent equal to the greater of: (a) two hundred percent (100%) of the Monthly Basic Rent applicable to the Premises immediately prior to the date of such expiration or earlier termination; or (b) two hundred percent (200%) of the prevailing market rate excluding any rental or other concessions (as reasonably determined by Landlord) for the premises in effect on the date of such expiration or earlier termination. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a hold over hereunder or result in an extension of this Lease. Tenant shall pay an entire month's Monthly Basic Rent calculated in accordance with this Subparagraph 11.3 for any portion a month it holds over and remains in possession of the Premises pursuant to this Paragraph 11.3.

     11.4 No Effect on Landlord's Rights. The foregoing provisions of this Paragraph 11 are in addition to, and do not affect, Landlord's right of re-entry or any other rights of Landlord hereunder or otherwise provided by law or equity.

12.  Taxes on Tenant's Property. Tenant shall be liable for, and shall pay
     --------------------------
before delinquency, all taxes and assessments (real and personal) levied against
(a) any personal property or trade fixtures placed by Tenant in or about the Premises (including any increase in the assessed value of the Premises based upon the value of any such personal property or trade fixtures); and (b) any Leasehold Improvements or alterations in the Premises (whether installed and/or paid for by Landlord or Tenant) to the extent such items are assessed a valuation higher than the valuation at which tenant improvements conforming to the Building's standard tenant improvements set forth in Schedule "1" to Exhibit
                                                                         -------
"F" are assessed.  If any such taxes or assessments are levied against Landlord
--
or Landlord's property, Landlord may, after written notice to Tenant (and under proper protest if requested by Tenant) pay such taxes and assessments, and Tenant shall reimburse Landlord therefor within ten (10) business days after demand by Landlord; provided, however, Tenant, at its sole cost and expense, shall have the right, with Landlord's cooperation, to bring it in any court of competent jurisdiction to recover the amount of any such taxes and assessments so paid under protest.

13.  Condition of Premises: Repairs.
     ------------------------------

     13.1 Condition of Premises. Tenant acknowledges that, except as otherwise expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building or the Site or their condition, or with respect to the suitability thereof for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Site, the Premises, the Leasehold Improvements therein, the Building and the Common Areas are at such time complete and in good, sanitary and satisfactory condition and repair with all work required to be performed by Landlord, if any, pursuant to Exhibit "F"
                                                                   ----------
completed and without any obligation on Landlord's part to make any alterations, upgrades or improvements hereto, except for the repair of any latent defects in the Building or Premises (excluding any portion of the Premises constructed by Tenant) disclosed by Tenant and specified in written notice to Landlord no later than one (1) year after the Commencement Date. Landlord shall cause all latent defects so specified in Tenant's notice to be completed and/or repaired as soon as reasonably possible after Landlord's receipt thereof. Tenant further acknowledges and agrees to accept the various start-up inconveniences that may be associated with the use of the Common Areas and other typical conditions incident to recently constructed office buildings, such as construction obstacles including scaffolding, delays in the use of freight elevator service, certain elevators not being available to Tenant, the passage of work crews using elevators, and uneven air conditioning service.

     13.2 Tenant's Repair Obligations. Except for Landlord's obligations specifically set forth in Subparagraphs 13.1, 13.3, 20.1 and 21.2 hereof, Tenant shall at all times and at Tenant's sole cost and expense, keep, maintain, repair and preserve the Premises and all Leasehold Improvements, Tenant Changes, and any alterations, additions and property therein in first-class condition and repair, reasonable wear and tear excepted. Such maintenance and repairs shall be performed with due diligence, lien-free and in a first-class workmanlike manner, by such contractor(s) selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed. Except as otherwise expressly provided in this Lease, Landlord shall have no obligation to alter, remodel, improve, repair, renovate, redecorate or paint all or any part of the Premises.

     13.3 Landlord's Repair Obligations. Notwithstanding the provisions of Subparagraph 13.2 above to the contrary, Landlord shall, as part of the Operating Expenses, repair and maintain (a) the Building shell and other structural portions of the Building including the roof and foundations), (b) the basic plumbing, heating, ventilating, air conditioning, sprinkler and electrical systems within the Building core (but not any conduits or connections thereto or distribution systems thereof within the Premises or any other tenant's premises), and (c) the Common Areas of the Building and Site; provided, however, to the extent such maintenance or repairs are required as a result of any act, neglect, fault or omission of Tenant or any of Tenant's agents, employees, contractors, licensees or invitees, Tenant shall pay to Landlord, as additional rent, the costs of such maintenance and repairs. Subject to Tenant's right to self-help and abatement of rent pursuant to Subparagraphs 13.4 and 20.3, respectively, and except as otherwise included in Landlord's indemnity in Subparagraph 19.3, Landlord shall not be liable to Tenant for, and Tenant hereby expressly waives all rights to recover, any losses and damages (including interference with or injury to Tenant's business) resulting from Landlord's performing or failure to perform any such repairs or maintenance, it being expressly understood and agreed by Tenant that Tenant shall be solely responsible for and look solely to its insurance for any such damages and losses.

     13.4 Tenant's Waiver; Self-Help. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect (including the provisions of California Civil Code Section 1942 and any successive sections or statutes of a similar nature); provided, however, subject to the termination rights set forth in Paragraphs 20 and 21, if Landlord fails to perform any maintenance or repair work required pursuant to Subparagraph 13.3 within thirty (30) days after Landlord receives Tenant's written notice of the need for such repairs (or such period of time in excess of thirty (30) days as is reasonably necessary based upon the nature of such work), and if such failure to repair unreasonably interferes with Tenant's use of or access to the Premises, then Tenant shall be permitted to make such repairs, using the Building's contractors or such other contractors reasonably approved by Landlord, upon delivery of an additional two (2) business days, prior written notice to Landlord indicating that Tenant will be undertaking such repairs, and Tenant shall be entitled to recover from Landlord the reasonable cost of such repairs made by Tenant, but without any offset rights against he rental or other amounts payable by Tenant under this Lease.

4.   Alterations.
     -----------

     14.1 Tenant Changes; Conditions. After installation of the Initial Leasehold Improvements for the Premises pursuant to Exhibit "F", Tenant may, at
                                                    ----------
its sole cost and expense, make alterations, additions, improvements and decorations to the Premises (collectively "Tenant Changes") subject to and upon the following terms and conditions:

           (a) Notwithstanding any provision in this Paragraph 14 to the contrary, Tenant is absolutely prohibited from making any alterations, additions, improvements or decorations which: (a) affect any area outside the Premises; (ii) affect the Building's structure, equipment, services or systems, or the proper functioning thereof, or Landlord's access thereto; (iii) affect the outside appearance, character or use of the Building or the Common Areas;
(iv) weaken or impair the structural strength of the Building; (v) in the reasonable opinion of Landlord, lessen the value of the Building; (vi) will violate or require a change in any occupancy certificate applicable to the Premises; or (vii) increase the cost of Landlord's insurance, unless Tenant pays such increased costs within ten (10) days after written demand therefor by Landlord.

           (b) Before proceeding with any Tenant Change which is not otherwise prohibited in Subparagraph 14.1(a) above, Tenant must first obtain Landlord's written approval thereof (including approval of all plans, specifications and working drawings for such Tenant Change), which approval shall not be unreasonably withheld or delayed. However Landlord's prior approval shall not be required for any Tenant Change which satisfies the following conditions (hereinafter a "Pre-Approved Change"): (i) the costs of such Tenant Change does not exceed Five Hundred Dollars ($500.00) individually; (ii) the costs of such Tenant Change when aggregated with the costs of all other Tenant Changes made by Tenant during the Term of this Lease do not exceed Fifteen Hundred Dollars ($1,500.00); (iii) Tenant delivers to Landlord final plans, specifications and working drawings for such Tenant Change at least en (10) days prior to commencement of the work therefor, and (iv) Tenant and such Tenant Change otherwise satisfy all other conditions set forth in this Subparagraph 14.1.

           (c) After Landlord has approved the Tenant Changes and the plans, specifications and working drawings therefor (or is deemed to have approved the Pre-Approved Changes as set forth in Subparagraph 4.1(b) above), Tenant shall:
(a) enter into an agreement for the performance of such Tenant Changes with such contractors and subcontractors selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed. Before proceeding with any Tenant Change (including any Pre-Approved Change) Tenant shall (i) provide Landlord with ten (10) days' prior written notice thereof; and (ii) pay to Landlord, within ten (10) days after written demand, the costs of any increased insurance premiums incurred by Landlord to include such Tenant Changes in the fire and extended coverage insurance obtained by Landlord pursuant to Paragraph 23 below (however, Landlord shall be required to include the Tenant Changes under such insurance only to the extent such insurance is actually obtained by Landlord and such Tenant Changes are insurable under such insurance; if such Tenant Changes are not or cannot be included in Landlord's insurance, Tenant shall insure the Tenant Changes under its casualty insurance pursuant to Subparagraph 22.1(a) below. In addition, before proceeding with any Tenant Change, Tenant's contractors shall obtain on behalf of Tenant and at Tenant's sole cost and expense: (A) all necessary governmental permits and approvals for the commencement and completion of such Tenant Change; and (B) a completion and lien indemnity bond, or other surety, satisfactory to Landlord for such Tenant Change.

           (d) Tenant shall pay to Landlord, as additional rent, the reasonable costs of Landlord's engineers and other consultants (but not Landlord's on-site management personnel) for review of all plans, specifications and working drawings for the Tenant Changes, within ten (10) business days after Tenant's receipt of invoices either from Landlord or such consultants. In addition to such costs, Tenant shall pay to Landlord, within ten (10) business days after completion of any Tenant Change, the actual, reasonable costs incurred by Landlord for services rendered by Landlord's management personnel and engineers to coordinate and/or supervise any of the Tenant Changes to the extent such services are provided in excess of or after the normal on-site hours of such engineers and management personnel.

           (e) All Tenant Changes shall be performed: (i) in accordance the approved plans, specifications and working drawings; (ii) lien-free and in a first-class and workmanlike manner; (iii) in compliance with all laws, rules, and regulations of all governmental agencies and authorities; (iv) in such a manner so as not to interfere with, the occupancy of any other tenant in the Building, nor impose any additional expense upon nor delay Landlord in the maintenance and operation of the Building; and (v) at such times, in such manner and subject to such rules and regulations as Landlord may from time to me reasonably designate.

           (f) Throughout the performance of the Tenant Changes, Tenant shall obtain, or cause its contractors to obtain, workers compensation insurance and general liability insurance in compliance with the provisions of Paragraph 22 of this Lease.

     14.2 Removal of Tenant Changes and Leasehold Improvements. All Tenant Changes and the initial Leasehold Improvements in the Premises (whether installed or paid for by Landlord or Tenant), shall become the property of Landlord and shall remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Landlord may, by written notice delivered to Tenant any time prior to the date which is fifteen (15) days before the expiration of the Lease Term (or immediately upon any sooner termination of this Lease) identify those items of the Leasehold Improvements and Tenant Changes which Landlord shall require Tenant to remove at the end of the Term of this Lease. If Landlord requires Tenant to remove any such items as described above, Tenant shall, at its sole cost, remove the identified items on or before the expiration or sooner termination of this Lease and repair any damage to the Premises caused by such removal (or, at Landlord's option, shall pay to Landlord all of Landlord's costs of such removal and repair).

     14.3 Removal of Personal Property. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including business and trade fixtures, furniture and moveable partitions) shall be, and remain, the property of Tenant, and shall be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or sooner termination of this Lease. Tenant shall repair any damage caused by such removal.

     14.4 Tenant's Failure to Remove. If Tenant fails to remove by the expiration or sooner termination of this Lease all of its personal property, or any items of Leasehold Improvements or Tenant Changes identified by Landlord for removal pursuant to Subparagraph 14.2 above, Landlord may, at its option, treat such failure as a hold over pursuant to Subparagraph 11.3 above, and/or may (without liability to Tenant for loss thereof), at Tenant's sole cost and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items; and/or (b) upon ten (10) days' prior notice to Tenant, sell all or any such items at private or public sale for such price as Landlord may obtain. Landlord shall apply the proceeds of any such sale to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

15.  Liens. Tenant shall not permit any mechanic's, materialmen's or other liens
     -----
to be filed against all or any part of the Site, the Building or the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. Tenant shall, at Landlord's request, provide Landlord with enforceable, conditional and final lien releases, (and other evidence reasonably requested by Landlord to demonstrate protection from liens) from all person's furnishing labor and/or materials with respect to the Premises. Landlord shall have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed Tenant shall, at its sole cost, immediately cause such lien to be released of record or bonded so that it no longer affects title to the Site, the Building or the Premises. If Tenant fails to cause such lien to be so released or bonded within ten (10) days after filing thereof, such failure shall be deemed a material breach by Tenant under this Lease without the benefit of any additional notice or cure period described in Subparagraph 25.1 below, and Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such lien to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord within five (5) days after receipt of an invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.

16.  Assignment and Subletting.
     --------------------------

     16.1 General. No assignment or encumbrance of all or any part of his Lease, and no sublease of all or any part of the Premises, shall be permitted, except as otherwise expressly provided in this Paragraph 16.

     16.2 Restriction on Transfer. Subject to the provisions of Subparagraphs 16.3, 16.4, 16.5 and 16.6, Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant (any such assignment, encumbrance, sublease or the like shall sometimes be referred to as a "Transfer"). Any Transfer without Landlord's consent except for a Transfer pursuant to Subparagraph 16.6 below) shall constitute a default by Tenant under this Lease, and in addition to all of Landlord's other remedies at law, in equity or under this Lease, such Transfer shall be voidable at Landlord's election. In addition, this Lease shall not, nor shall any interest of Tenant herein, be assignable by operation of law without the written consent of Landlord. For purposes of this Paragraph 16, if Tenant is a corporation, partnership or other. entity, any transfer, assignment, encumbrance or hypothecation of twenty-five percent (25%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, shall be deemed an assignment of this Lease and shall be subject to all of the restrictions and provisions contained in this Paragraph 16. Notwithstanding the foregoing, the immediately preceding sentence shall not apply to any transfers of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

     16.3 Landlord's Options. If at any time or from time to time during the Term Tenant desires to effect a Transfer, Tenant shall deliver to Landlord written notice ("Transfer Notice.") setting forth terms and provisions of the proposed Transfer and the identity of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as a "Transferee"). Tenant shall also deliver to Landlord with the Transfer Notice; a current financial statement and financial statements for the preceding two (2) years of the Transferee, and such other information concerning the business background and financial condition of the proposed Transferee as Landlord may reasonably request. Landlord shall have the option, exercisable by written notice delivered to Tenant within twenty (20) days after Landlord's receipt of the Transfer Notice, such financial statements and other information, either to:

            (a) approve or disapprove such Transfer, which approval all not be unreasonably withheld; or

            (b) sublet from Tenant that portion of the Premises which Tenant has requested to sublease at the rental and on the other terms set forth in this Lease for the term set forth in Tenant's Notice, or, in the case of an assignment or encumbrance, terminate this Lease with respect to the entire Premises, which termination shall be effective thirty (30) days after Tenant's receipt of Landlord's notice.

If Landlord exercises its option to sublease any such space from Tenant following Tenant's request for Landlord's approval of the proposed sublease of such space, (i) Landlord shall be responsible for the construction of any partitions which Landlord reasonably deems necessary to separate such space from the remainder of the Premises, and (ii) Landlord and any sub-subtenant or assignee of Landlord with respect to such subleased space shall have the right to use in common with Tenant all lavatories, corridors and lobbies which are within the Premises and which are reasonably required for the use of such space.

     16.4 Additional Conditions; Excess Rent. If Landlord does not exercise its sublease or termination option and instead approves of the proposed Transfer pursuant to Subparagraph 16.3(a) above, Tenant may enter into the proposed Transfer with such proposed Transferee subject to the following further conditions:

            (a) the Transfer shall be on the same terms set forth in the Transfer Notice delivered to Landlord (if the terms have changed, Tenant must submit a revised Transfer Notice to Landlord and Landlord shall have another twenty (20) days after receipt thereof to make the election in Subparagraphs 16.3(a) or 16.3(b) above);

            (b) no Transfer shall be valid and no Transferee shall take possession of the Premises until an executed counterpart of the assignment, sublease or other instrument affecting the Transfer has been delivered to Landlord pursuant to which the Transferee shall expressly assume all of Tenant's obligations under this Lease (or with respect to a sublease of a portion of the Premises or for a portion of the Term, all of Tenant's obligations applicable to such portion);

            (c) no Transferee shall have a further right to assign, encumber or sublet, except on the terms herein contained; and

            (d) any rent or other economic consideration received by Tenant as a result of such Transfer which exceeds, in the aggregate, (i) the total rent which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) any reasonable brokerage commissions, attorneys, fees and moving costs actually paid by Tenant in connection with such Transfer, shall be paid to Landlord within ten
(10) days after receipt thereof as additional rental under this Lease, without affecting or reducing any other obligations of Tenant hereunder.

     16.5 Reasonable Disapproval. Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed Transfer pursuant to Subparagraph 16.3(a) shall be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (a) the proposed Transfer would result in more than two subleases of portions of the Premises being in effect at any one time during the Term; (b) the net effective rent payable by the Transferee (adjusted on a rentable square foot basis) is less than the net effective rent then being quoted by Landlord for new leases in the Building for comparable size space for a comparable period of time; (c) the proposed Transferee is an existing tenant of the Building or is negotiating with Landlord (or has negotiated with Landlord in the last six (6) months) for space in the Building; (d) the proposed Transferee is a governmental entity; (e) the portion of the Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress; (f) the use of the Premises by the Transferee (i) is not permitted by the use provisions in Paragraph 8 hereof, or
(ii) violates any exclusive use granted by Landlord to another tenant in the Building; (g) the Transfer would likely result in significant increase in the use of the parking areas or Common Areas by the Transferee's employees or visitors, and/or significant increase in the demand upon utilities and services to be provided by Landlord to the Premises; (h) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer; (i) the Transferee is not in Landlord's reasonable opinion of reputable or good character or consistent with Landlord's desired tenant mix; or (j) the Transferee is a real estate developer or landlord or is acting directly or indirectly on behalf of a real estate developer or landlord.

     16.6 Permitted Controlled Transfers. Notwithstanding the provisions of Subparagraphs 16.1, 16.2 and 16.3 above to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent and without extending any sublease or termination option to Landlord, to any corporation which controls is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all of the assets of Tenant's business as a going concern, provided that: (a) at least twenty (20) days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or sublessee described in Subparagraph 16.3 above; (b) if an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the sublessee of a portion of the Premises or Term assumes, in full, the obligations of Tenant with respect to such portion); (c) the financial net worth of the assignee or sublessee equals or exceeds that of Tenant as of the date of execution of this Lease; (d) Tenant remains fully liable under this Lease; (e) the use of the Premises under Article 8 remains unchanged; and (f) such transaction is not entered into as a subterfuge to avoid the restrictions and provisions of this Paragraph 16.

     16.7 No Release. No Transfer shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee. However, the acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer shall not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

     16.8. Administrative and Attorneys' Fees. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer, then Tenant shall, upon demand, pay Landlord a non-refundable administrative fee of Two Hundred Fifty Dollars ($250.00), plus any reasonable attorneys' and paralegal fees incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise). Acceptance of the $250.00 administrative fee and/or reimbursement of Landlord's attorneys, and paralegal fees shall in no event obligate Landlord to consent to any proposed Transfer.

     16.9 Material Inducement. Tenant understands, acknowledges and agrees that (a) Landlord's option to sublease from Tenant any space which Tenant proposes to sublease or terminate this Lease upon any proposed assignment or encumbrance of this Lease by Tenant as provided in Subparagraph 16.3(b) above rather than approve the proposed sublease, assignment or encumbrance, and (b) landlord's right to receive any excess consideration paid by a Transferee in connection with an approved Transfer as provided in Subparagraph 16.4(d) above, are a material inducement for Landlord's agreement to lease the remises to Tenant upon the terms and conditions herein set forth.

17.  Entry by Landlord.  Landlord and its employees and agents shall at all
     -----------------
times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service required to be provided by Landlord to Tenant under this Lease, to exhibit the Premises to prospective lenders or purchasers (or during the last year of the Term, to prospective tenants), to post notices of non-responsibility, and/or to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of or liable for any breach of Landlord's covenant of quiet enjoyment or any eviction of Tenant, and without abatement of rent. In exercising such entry rights, Landlord shall endeavor to minimize, as reasonably practicable, the interference with Tenant's business, and shall provide Tenant with reasonable advance written notice of such entry except in emergency situations). For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, or grounds for any abatement or reduction of rent. Any damages or losses on account of any such entry by Landlord shall be Tenant's sole responsibility except as otherwise expressly provided in Subparagraph 19.3. Nothing in this Paragraph 17 shall be construed as obligating Landlord to perform any repairs, alterations or decorations, except as otherwise expressly required in this Lease to be performed by Landlord.

18.  Utilities and Services.
     -----------------------

     18.1 Standard Utilities and Services. As long as Tenant has not committed an uncured default under any of the provisions of this Lease, and subject to the text, and conditions of this Lease and the obligations of Tenant as set forth hereinbelow, Landlord shall furnish or cause to be furnished to the Premises the following utilities and services, the costs of which shall be included in Operating Expenses, unless otherwise specified below (Landlord reserves the right to adopt non-discriminatory modifications and additions to the following provisions from time to time):

            (a) Landlord shall make available for Tenant's non-exclusive use, the non-attended passenger elevator facilities of the Building, Monday through Friday, except holidays, from 6:00 a.m. to 6:00 p.m., with one (1) elevator available at all other times.

            (b) Landlord shall furnish during "Business Hours" heating, ventilation and air conditioning ("HVAC") for the Premises as required in Landlord's judgment for the comfortable and normal occupancy of the Premises. For purposes of this Subparagraph 18.1, the "Business Hours" shall mean 6:00 a.m. to 6:00 p.m. on Monday through Friday (except holidays). The cost of maintenance and service calls to adjust and regulate the HVAC system shall be charged to Tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with its obligations under this Paragraph 18, including keeping window coverings closed as needed. Such work shall be charged at hourly rates equal to then-current journeyman's wages for HVAC mechanics. If Tenant desires HVAC at any time other than during Business Hours, Landlord shall provide such "after-hours" usage after advance reasonable request by Tenant, and Tenant shall pay to Landlord, as additional rent (and not as part of the Operating Expenses) the cost, as fairly determined by Landlord, of such after-hours usage (as well as the cost of any HVAC used by Tenant in excess of what Landlord considers reasonable or normal), including any minimum hour charges for after-hours requests and any special start-up costs for after-hours services which require a special start-up (such as late evenings, weekends and holidays).

            (c) Landlord shall furnish to the Premises twenty-four (24) hours per day, reasonable quantities of electric current as required in Landlord's judgment for normal lighting and fractional horsepower office business machines. In no event shall Tenant's use of electric current ever exceed the capacity of the feeders to the Building or the risers or wiring installation of the Building. Landlord shall also furnish water to the Premises twenty-four (24) hours per day for drinking and lavatory purposes, in such quantities as required in Landlord's judgment for the comfortable and normal use of the Premises. If Tenant requires or consumes water or electrical power in excess of what is considered reasonable or normal by Landlord, Landlord may require Tenant to pay to Landlord, as additional rent, the cost, as fairly determined by Landlord, incurred for such excess usage.

            (d)  Landlord shall furnish janitorial services to the Premises five
(5) days per week pursuant to janitorial and cleaning specifications as may be adopted by Landlord from time to time. No person(s) other than those persons approved by Landlord shall be permitted to enter the Premises for such purposes. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture, interior window cleaning, coffee or eating area cleaning and other special services. Such additional services may be rendered by Landlord pursuant to written agreement with Tenant as to the extent of such services and the payment of the cost thereof. Janitor service will not be furnished on nights when rooms are occupied after 10:30 p.m. or to rooms which are locked unless a key is furnished to the Landlord for use by the janitorial contractor. Window cleaning shall be done only by Landlord at such time and frequency as determined by Landlord at Landlord's sole discretion. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

            (e) At Landlord's option, Landlord may install water, electricity and/or HVAC meters in the Premises to measure Tenant's consumption of such utilities, including any after-hours and extraordinary usage described above. Tenant shall pay to Landlord, within ten (10) days after demand, the cost of the installation, maintenance and repair of such meter(s).

     18.2 Tenant's Obligations. Tenant shall cooperate fully at all times with Landlord, and abide by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of the Building's services and systems. Tenant shall not use any apparatus or device in, upon or about the Premises which may in any way increase the amount of services or utilities usually furnished or supplied to the Premises or other premises in the Building. In addition, Tenant shall not connect any conduit, pipe, apparatus or other device to the Building's water, waste or other supply lines or systems for any purpose. Neither Tenant nor its employees, agents, contractors, licensees or invitees shall at any time enter, adjust, tamper with, touch or otherwise in any manner affect the mechanical installations or facilities of the Building.

     18.3 Failure to Provide Utilities. Landlord's failure to furnish any of the utilities and services described in Subparagraph 18.1 above when such failure is caused by all or any of the following shall not result in any liability of Landlord: (a) accident, breakage or pairs; (b) strikes, lockouts or other labor disturbances or labor disputes of any such character; (c) governmental regulation, moratorium. or other governmental action; (d) inability, despite the exercise of reasonable diligence, to obtain electricity, water or fuel; or (e) any other cause beyond Landlord's reasonable control. In addition, in the event of the failure of any said utilities or services, Tenant shall not be entitled to any abatement or reduction of rent (except as expressly provided in Subparagraphs 20.3 and 21.2 if such failure is a result of a damage or taking described therein), no eviction of Tenant shall result, and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease. In the event of any stoppage or interruption of services or utilities, Landlord shall diligently attempt to resume such services or utilities promptly as is practicable.

19.  Indemnification and Exculpation.
     -------------------------------

     19.1 Tenant's Indemnification of Landlord. Tenant shall be liable for, and shall indemnify, defend and hold Landlord and Landlord's partners, officers, directors, employees, agents, successors and assigns (collectively, "Landlord Indemnified Parties") harmless from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities and expenses, including attorneys' fees and court costs (collectively, "Indemnified Claims"), arising or resulting from (a) any act or omission of Tenant or any of Tenant's agents, employees, contractors, subtenants, assignees, licensees or invitees (collectively, "Tenant Parties"); (b) the use of the Premises and Common Areas and conduct of Tenant's business by Tenant or any Tenant Parties, or any other activity, work or thing done, permitted suffered by Tenant or any Tenant Parties, in or about the Premises, Building or elsewhere on the Site; and/or (c) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease. In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, shall lend the same at Tenant's expense by counsel approved in writing by Landlord, which approval shall not be unreasonably withheld.

     19.2 Tenant's Assumption of Risk and Waiver. Except to the extent specifically included in Landlord's indemnification obligations set forth in Subparagraph 19.3 below, Tenant, as a material part of the consideration to Landlord, hereby agrees that neither Landlord nor any Landlord Indemnified Parties shall be liable to Tenant for, and Tenant expressly assumes the risk of and waives any and all claims it may have against Landlord or any Landlord Indemnified Parties with respect to, any and all damage to property or injury to persons in, upon or about the Premises, the Building or Site resulting from any act or omission of Landlord or of any Landlord

Indemnified Party (whether or not negligent) or from any other cause whatsoever, including, without limitation, (a) any damage to property entrusted to employees of the Building, (b) any loss of or damage to property by theft or otherwise, and (c) any injury or damage to persons or property resulting from any casualty, explosion, falling plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness, or any other cause whatsoever. Landlord or its agents shall not be liable for interference with the light or other intangible rights.

     19.3 Landlord's Indemnification. Notwithstanding the provisions Subparagraph 19.2 to the contrary, but subject to the limitation on Landlord's liability set forth in Paragraph 35 below, Landlord shall liable for, and shall indemnify, defend and hold Tenant and Tenant's partners, officers, directors, employees, agents, successors and assigns (collectively, "Tenant Indemnified Parties") harmless from and against, any injury to persons or damage to property located on the Premises or Site (but not for injury to, or interference with, Tenant's or any Tenant Indemnified Parties, business or for consequential damages), to the extent such damage or injury arises or results from (a) the gross negligence or willful misconduct of Landlord, its agents or employees and/or (b) the default by Landlord any obligations on Landlord's part to be performed under the terms this Lease; provided, however, that Landlord's indemnity shall not apply or extend to any such damage or injury which is covered by any insurance maintained by Tenant or any Tenant Indemnified Parties (or would have been covered had Tenant obtained the insurance as required under this Lease). In case any action or proceeding is brought against Tenant or any Tenant Indemnified Parties by reason of any such injury damage indemnified by Landlord as set forth hereinabove, Landlord, upon notice from Tenant, shall defend the same at Landlord's expense counsel approved in writing by Tenant, which approval shall not be unreasonably withheld.

     19.4 Survival; No Release of Insurers. Tenant's and Landlord's indemnification obligations under Subparagraphs 19.1 and 19.3, respectively, shall survive the expiration or earlier termination of this Lease. Tenant's covenants, agreements and indemnification in Subparagraphs 19.1 and 19.2 above, and Landlord's indemnification in Subparagraph 19.3 above, are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Landlord or Tenant, respectively, pursuant to the provisions of this Lease.

20.  Damage or Destruction.
     ---------------------

     20.1 Landlords Rights and Obligations. In the event the Premises or any part of the Building is damaged by fire or other casualty to an extent not exceeding twenty-five percent (25%) of the full replacement cost thereof, and Landlord's contractor estimates in a writing.. livered to the parties that the damage thereto is such that the Building and/or Premises may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within one hundred twenty (120) days from the date of such casualty, and Landlord will receive insurance proceeds sufficient to cover the costs such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to Subparagraph 20.2 below), then Landlord shall commence and proceed diligently with the work of pair, reconstruction and restoration and this Lease shall continue full force and effect. If, however, the Premises or any other part the Building is damaged to an extent exceeding twenty-five percent (25%) of the full replacement cost thereof, or Landlord's contractor estimates that such work of repair, reconstruction and restoration will require longer than one hundred twenty (120) days to complete, Landlord will not receive insurance proceeds (and/or proceeds from Tenant, as applicable) sufficient to cover the costs of such repairs, construction and restoration, then Landlord may elect to either:

          (a) repair, reconstruct and restore the portion of the Building and Premises damaged by such casualty (including the Leasehold Improvements and Tenant Changes), in which case this Lease all continue in full force and effect; or

          (b) terminate this Lease effective as of the date which is thirty (30) days after Tenant's receipt of Landlord's election to so terminate.

Under any of the conditions of this Subparagraph 20.1, Landlord shall give written notice to Tenant of its intention to repair or terminate within the later of sixty (60) days after the occurrence of such casualty, or fifteen (15) days after Landlord's receipt of the estimate from Landlord's contractor.

     20.2 Tenant's Costs and Insurance Proceeds. In the event of any damage or destruction of all or any part of the Premises, Tenant shall immediately: (a) notify Landlord thereof; and (b) deliver to Landlord all insurance proceeds received by Tenant with respect to the Leasehold Improvements and Tenant Changes in the Premises to the extent such items are not covered by Landlord's casualty insurance obtained by Landlord pursuant to Paragraph 23 below (excluding this Lease upon thirty (30) days' prior written notice to Tenant.

     20.5 Damage Near End of Term. In addition to its termination rights in Subparagraphs 20.1 and 20.4 above, Landlord shall have the right to terminate this Lease if any damage to the Building or Premises occurs during the last twelve. (12) months of the Term of this Lease and Landlord's contractor estimates in a writing delivered to the parties that the repair, reconstruction or restoration of such damage cannot be completed within the earlier of (a) the scheduled expiration date of the Lease Term, or (b) sixty (60) days after the date of such casualty.

     20.6  Waiver of Termination Right.  The provisions of California Civil Code
Section 1932, Subsection 2, and Section 1933, Subsection 4 and any successor statutes thereof permitting Tenant to terminate this Lease as a result of any damage or destruction) are hereby expressly waived by Tenant.

21.  Eminent Domain.
     --------------

     21.1 Substantial Taking. Subject to the provisions of Subparagraph 21.4 below, in case the while of the premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy of the Premises as reasonably determined by Landlord, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority.

     21.2 Partial Taking; Abatement of Rent. In the event of a taking of a portion of the Premises which does not substantially interfere with the conduct of Tenant's business, then, except as otherwise provided in the immediately following sentence, neither party shall have the right to terminate this Lease and Landlord shall thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefore from the condemning authority), and rent shall be abated with respect to the part of the Premises which Tenant shall be so deprived on account of such taking. Notwithstanding the immediately preceding sentence to the contrary, if any part of the Building or the Site shall be taken (whether or not such taking substantially interferes with Tenant's use of the Premises), Landlord may terminate this Lease upon thirty (30) days' prior written notice to Tenant as long as Landlord also terminates leases of other tenants leasing comparably sized space within the Building for comparable lease terms.

     21.3 Condemnation Award. Subject to the provisions of Subparagraph 21.4 below, in connection with any taking of the Premises Building, Landlord shall be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award shall be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus excess value shall be the sole property of Landlord. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Tenant shall be granted the right to recover from e condemning authority (but not from Landlord) any compensation as be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any loss of goodwill or other damage to Tenant's business by reason of such taking.

     21.4 Temporary Taking. In the event of a taking of the Premises or any part thereof for temporary use, (a) this Lease shall be and remain affected thereby and rent shall not abate, and (b) Tenant shall be titled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the Term, provided that if such taking shall remain in force at the expiration or earlier termination of this Lease, Tenant shall then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 11 with respect to surrender of the Premises and upon such payment shall be excused from such obligations. For purpose of this Subparagraph 21.4, a temporary taking shall be defined as a taking for a period of two hundred seventy (270) days or less.

22.  Tenant's Insurance.
     ------------------

     22.1 Types of Insurance. On or before the earlier of the Commencement Date or the date Tenant commences or causes to be commenced any work of any type in or on the Premises pursuant to this Lease, and continuing during the entire Term, Tenant shall obtain and keep in full force and effect, the following insurance:

           (a) All Risk insurance, including fire and extended coverage, sprinkler leakage (including earthquake sprinkler leakage), vandalism, malicious mischief and earthquake coverage upon property of every description and kind owned by Tenant and located in the Premises or Building, or for which Tenant is legally liable or installed by or on behalf of Tenant including, without limitation, furniture, equipment and any other personal property, and the Tenant Changes to the extent required under Subparagraph 14.1(c) above, (but excluding the initial Leasehold Improvements previously existing or installed the Premises), in an amount not less then the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or the mortgagees of Landlord shall control.

           (b) Comprehensive general liability insurance coverage, including personal injury, bodily injury (including wrongful death), broad form property damage, operations hazard, owner's protective coverage, contractual liability (including Tenant's indemnification obligations under this Lease, including Paragraph 19 hereof), liquor liability (if Tenant serves alcohol on the Premises), products and completed operations liability, and owned/non-owned auto liability, with an initial combined single limit of liability of not less than Two Million Dollars ($2,000,000.00). The limits of liability of such comprehensive general liability insurance shall be increased every five (5) years during the Term of this Lease to an amount reasonably required by Landlord.

           (c) Worker's compensation and employer's liability insurance, in statutory amounts and limits.

           (d) Loss of income, extra expense and business interruption insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises, Tenant's parking areas or to the Building as a result of such perils.

           (e) Any other form or forms of insurance as Tenant or Landlord or the mortgagees of Landlord may reasonably require from time to time, in form, amounts and for insurance risks against which a prudent tenant would protect itself, but only to the extent such risks and amounts are available in the insurance market at commercially reasonable costs.

     22.2 Requirements. Each policy required to be obtained by Tenant hereunder shall: (a) be issued by insurers authorized to do business in the state in which the Building is located and rated not less than financial class X, and not less than policyholder rating A in the most recent version of Best's Key Rating Guide (provided that, in any event, the same insurance company shall provide the coverages described in Subparagraphs 22.1 (a) and 22.1 (d) above); (b) be in form reasonably satisfactory from time to time to Landlord; (c) name Tenant as named insured thereunder and shall name Landlord and, at Landlord's request, Landlord's mortgagees and ground lessors of which Tenant has been informed in writing, as additional insured thereunder, all as their respective interests may appear; (d) shall not have a deductible amount exceeding Five Thousand Dollars ($5,000.00); (e) specifically provide that the insurance afforded by such policy for the benefit of Landlord and Landlord's mortgagees and ground lessors shall be primary, and any insurance carried by Landlord or Landlord's mortgagees and ground lessors shall be excess and non-contributing; (f) except for worker's compensation insurance, contain an endorsement that the insurer waives its right to subrogation as described in Paragraph 24 below; and (9) contain an undertaking by the insurer to notify Landlord (and the mortgagees and ground lessors of Landlord who are named as additional insured) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Tenant agrees to deliver to Landlord, as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days after the date Tenant takes possession of all or any part of the Premises, certified copies of each such insurance policy (or certificates from the insurance company evidencing the existence of such insurance and Tenant's compliance with the foregoing provisions of this Paragraph 22). Tenant shall cause replacement policies or certificates to be delivered to Landlord not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein, Tenant shall be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided n Subparagraph 25.1 below, and Landlord shall have the right, but not the obligation, to procure such policies and certificates at Tenant's expense.

23.  Landlord's Insurance.  During the Term, Landlord shall be required to
     --------------------
insure the Building, the Premises, the Leasehold Improvements initially installed in the Premises pursuant to Exhibit "F" and certain Tenant Changes to
                                      ----------
the extent described in Subparagraph 14.1(c) above (excluding, however, Tenant's furniture, equipment and other personal property and those Tenant Changes which Tenant is obligated to insure pursuant to the provisions of Subparagraphs 14.1(c) and 22.1(a) above) against damage by fire and standard extended coverage perils and general liability insurance, in such reasonable amounts and with such reasonable deductibles as would be carried by a prudent owner of a similar building in San Francisco, Ca. At Landlord's option, such insurance may be carried under any blanket or umbrella policies which Landlord has in force for other buildings and projects. In addition, at Landlord's option, Landlord may elect to self-insure all or any part of such required insurance coverage. Landlord may, but shall not be obligated to, carry any other form or forms of insurance as Landlord or the mortgagees or ground lessors of Landlord may reasonably determine is advisable. The cost of insurance obtained by Landlord pursuant to this Paragraph 23 shall be included in operating expenses.

24.  Waivers of Subrogation.
     ----------------------

     24.1 Mutual Waiver of Parties. Landlord and Tenant hereby waive their rights against each other as well as the officers, partners, directors, employees, agents and authorized representatives of Landlord and Tenant with respect to any claims or damages or losses including any claims for bodily injury to persons and/or damage to property) which are caused by or result from
(a) risks insured against under any insurance policy carried by Landlord or Tenant (as the case may be) pursuant to the provisions of this Lease and enforceable at the time of such damage, loss and/or injury, or (b) risks which would have been covered under any insurance required to be obtained and maintained by Landlord or Tenant (as the case may be) under Paragraphs and 23 of this Lease (as applicable) had such insurance been obtained and maintained as required therein. Foregoing waivers shall in addition to, and not a limitation of, any other waivers or leases contained in this Lease.

     24.2 Waiver of insurer. Each party shall cause each insurance policy required to be obtained by it pursuant to Paragraphs 22 and 23 (excluding Tenant's worker's compensation insurance) to provide that the insurer waives all rights of recovery by way of subrogation against either Landlord or Tenant, as the case may be, and against the officers, employees, agents, partners and authorized representatives of Landlord and Tenant in connection with any claims, losses and damages covered by such policy. If either party fails to maintain insurance required hereunder, such insurance shall be deemed to be self-insured with a deemed full waiver of subrogation as set forth in the immediately preceding sentence.

25.  Tenant's Default and Landlord's Remedies.
     ----------------------------------------

     25.1 Tenant's Default. The occurrence of any one or more of the following events shall constitute a default under this Lease by Tenant:

           (a) the vacation or abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) business days or longer while in default of any other provision of this Lease;

           (b) the failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due;

           (c) the failure by Tenant to timely perform any of those covenants described in Paragraphs 8.2, 15, 22.2 and 27.1 of this Lease, which Paragraphs expressly provide that such failure shall be deemed a default by Tenant under this Lease without any additional notice or cure periods;

           (d) the failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be served or performed by Tenant, other than as specified in Subparagraphs 25.1(a), (b) or (c) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure, Section 1161 and provided further that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten (10) day period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than sixty (60) days from the date of such notice from Landlord; and

          (e) (i) the making by Tenant of any general assignment for the benefit of creditors, (ii) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against the Tenant, the same is dismissed within sixty (60) days), (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days, or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within sixty (60) days.

     25.2 Landlord's Remedies; Termination. In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from
Tenant:

           (a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

           (b) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

           (c) the worth at the time of award of the amount by which he unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

           (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom including, but not limited to: "Unreimbursed Leasehold Improvement Costs" (as defined below); attorneys' fees; brokers, commissions; the costs of refurbishment, alterations, renovation and repair of the Premises; and removal including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Tenant Changes, Leasehold Improvements and any other items which Tenant is required under this Lease to remove but does not remove. As used herein, the term "Unreimbursed Leasehold Improvement Costs" shall mean the product when multiplying (i) the sum of any Leasehold Improvement allowance plus any other costs provided, paid or incurred by Landlord in connection with the design and construction of the initial Leasehold Improvements installed in the Premises prior to he Commencement Date pursuant to Exhibit "F", by (ii) the fraction, he
                                          ----------
numerator of which is the number of months of the Term of this Lease not yet elapsed as of the date on which this Lease is terminated (excluding any unexercised renewal options), and the denominator of which is the total number of months of the Term of this Lease (excluding any unexercised renewal options). For example, if the total costs paid or incurred by Landlord with respect to the initial Leasehold Improvements was $100,000.00, the Lease Term was sixty (60) months, and the Lease was terminated by reason of Tenant's default at the end of twelve (12) months, the Unreimbursed Leasehold Improvement Costs would be equal to $80,000.00 (i.e., $80,000.00 equals $100,000.00 x 48/60).

As used in Subparagraphs 25.2(a) and 25.2(b) above, the "worth at the time of award" is computed by allowing interest at the Interest Rate set forth in Subparagraph 1.18. As used in Subparagraph 25.2(c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     25.3 Landlord's Remedies; Re-Entry Rights. In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed, stored and/or disposed of pursuant to Subparagraph 14.4 of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 25.31 and no acceptance of surrender of the Premises or other action on Landlord's part, shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination hereof be decreed by a court of competent jurisdiction.

     25.4 Landlord's Remedies; Continuation of Lease. In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord all have the right to continue this Lease in full force and effect, whether or not Tenant shall have abandoned the Premises. The foregoing remedy shall also be available to Landlord pursuant to California Civil Code Section 1951.4 and any successor statute thereof in the event Tenant has abandoned the Premises. In the event Landlord elects to continue this Lease in full force and effect pursuant to this Subparagraph 25.4, then Landlord shall be entitled to enforce all of the rights and remedies under this Lease, including the right to recover rent as it becomes due. Landlord's election not to terminate this Lease pursuant to this Subparagraph 25.4 or pursuant to any other provision of this Lease, at law or in equity, shall not preclude Landlord from subsequently electing to terminate this Lease or pursuing any of its other remedies.

     25.5 Rights and Remedies Cumulative. All rights, options and remedies of Landlord contained in this Paragraph 25 and elsewhere in his Lease (including Paragraph 30 below) shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Paragraph 25 shall be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

26.  Landlord's Default. Landlord shall not be in default in the performance of
     ------------------
any obligation required to be performed by Landlord under this Lease unless Landlord has failed to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed in default if it commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any such uncured default by Landlord, Tenant may exercise any of its rights provided in law or at equity; provided, however: (a) Tenant shall have no right to offset or abate rent in the event of any default by Landlord under this Lease, except to the extent offset rights are specifically provided to Tenant in this Lease; and (b) Tenant's rights and remedies hereunder shall be limited to the extent (i) Tenant has expressly waived in this Lease any of such rights or remedies and/or (ii) this Lease otherwise expressly limits Tenant's rights or remedies, including the limitation on Landlord's liability contained in Paragraph 35 hereof.

27.  Subordination.  Without the necessity of any additional document being
     -------------
executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee of a mortgage or a beneficiary of a deed of trust now or hereafter encumbering all or any portion of the Building or Site, or any lessor of any ground or master lease now or hereafter affecting all or any portion of the Building or Site, this Lease shall be subject and subordinate at all times to such ground or master leases (and such extensions and modifications thereof), and to the lien of such mortgages and deeds of trust (as well as to any advances made thereunder and to all renewals, replacements, modifications and extensions thereof). As a condition precedent to the effectiveness of any such subordination of this Lease to any future ground or master leases or the lien of any future mortgages or deeds of trust, Landlord shall provide to Tenant a commercially reasonable non-disturbance and attornment agreement in favor of Tenant executed by such future ground lessor, master lessor, mortgagee or deed of trust beneficiary, as the case may be, which shall provide that Tenant's quiet possession of the Premises shall not be disturbed on account of such subordination to such future lease or lien so long as Tenant is not in default under any provisions of this Lease. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any or all ground or master Leases or the lien of any or all mortgages or deeds of trust to this Lease. In the event that any ground or master lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Landlord's successor in interest, Tenant shall attorn to and become the tenant of such successor. Tenant hereby waives its rights under any current or future law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver to Landlord within ten (10) days after receipt of written demand by Landlord and in the form reasonably required by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground or master lease or the lien of any such mortgage or deed of trust. Should Tenant fail to sign and return any such documents within said 10-day period, Tenant shall be in default hereunder without' the benefit of. any additional notice or cure periods specified in Subparagraph 25.1 above.

28.  Estoppel Certificate
     --------------------

     28.1 Tenant's Obligations. Within ten (10) business days following Landlord's written request, Tenant shall execute and deliver to Landlord an estoppel certificate, in a form substantially similar o the form of Exhibit "G"
                                                                    -----------
attached hereto, certifying: (a) the Commencement Date of this Lease; (b) that this Lease is unmodified and in full force and effect (or, if modified, that this Lease is in full force and effect as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) that there are not, to the best of Tenant's knowledge, any defaults under this Lease by either Landlord or Tenant, except as specified in such certificate; and (e) such other matters as are reasonably requested by Landlord. Any such estoppel certificate delivered pursuant to this Subparagraph 28.1 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of any portion of the Site, as well as their assignees.

     28.2 Tenant's Failure to Deliver. Tenant's failure to deliver such estoppel certificate within such time shall be conclusive upon Tenant that: (a) this Lease is in full force and effect without modification, except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's or Tenant's performance; and (c) not more than one (1) month's rental has been paid in advance. Tenant shall indemnify, defend (with counsel reasonably approved by Landlord in writing) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to Landlord pursuant to Subparagraph 28.1 above.

29.  Building Planning.  If Landlord requires the Premises for use by another
     ------------------
tenant or for other reasons connected with the Building planning program, then Landlord shall have the right, upon sixty (60) days' prior written notice to Tenant, to relocate the Premises to other space in the Building of substantially similar size as the Premises, and with tenant improvements of substantially similar age, quality and layout as then existing in the Premises. In the event of any such relocation, Landlord shall pay for the cost of providing substantially similar tenant improvements (but not any furniture or personal property), and Landlord shall reimburse Tenant, within thirty (30) days after Landlord's receipt of invoices and paid receipts, for the reasonable moving, telephone installation and stationery reprinting costs actually paid for by Tenant in connection with such relocation. If Landlord so relocates Tenant, the terms and conditions of this Lease shall remain in full force and effect and apply to the new space, except that (a) a revised Exhibit "B" shall become part
                                                  ----------
of this Lease and shall reflect the location of the new space, (b) Paragraph 1 of this Lease shall be amended to include and state all correct data as to the new space, and (c) such new space shall thereafter be deemed to be the "Premises". Notwithstanding the foregoing provisions of this Paragraph 29 to the contrary, if the new space contains more Rentable Square Feet than the original Premises, Tenant shall not be obligated to pay any more Annual Basic Rent or Excess Expenses than otherwise applicable to the original Premises. Landlord and Tenant agree to cooperate fully in order to minimize the inconvenience of Tenant resulting from such relocation.

30.  Performance by Tenant:  Interest and Late Charges.
     --------------------------------------------------

     30.1 Landlord's Right to Perform. Except as specifically provided otherwise in this Lease, all covenants and agreements by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement or offset of rent. If Tenant shall fai1 to pay any sum of money (other than Annual Basic Rent) or perform any other act on its part to be paid or performed hereunder and such failure shall continue for three (3) days with respect to monetary obligations (or ten (10) days with respect to non-monetary obligations) after Tenant's receipt of written notice thereof from Landlord, Landlord may, without waiving or releasing Tenant from any Tenant's obligations, make such payment or, perform such other act behalf of Tenant. All sums so paid by Landlord and all necessary incidental costs incurred by Landlord in performing such other acts shall be payable by Tenant to Landlord within five
(5) days after
demand therefor as additional rent. The foregoing rights are in addition to any and all remedies available to Landlord upon Tenant's default as described in Paragraph 25.

     30.2 Interest. If any monthly installment of Annual Basic Rent or Excess Expenses, or other amount payable by Tenant hereunder is not received by Landlord by the date when due, it shall bear interest at the Interest Rate set forth in Subparagraph 1.18 from the date due until paid. All interest, and any late charges imposed pursuant to Subparagraph 30.3 below shall be considered additional rent due from Tenant to Landlord under the terms of this Lease.

     30.3 Late Charges. Tenant acknowledges that, in addition to interest costs, the late payments by Tenant to Landlord of any Annual Basic Rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such other costs include, without limitation, processing, administrative and accounting charges and late charges that may be imposed on Landlord by the terms of any mortgage, deed of trust or related loan documents encumbering the Premises, the Building or the Site. Accordingly, if any monthly installment of Annual Basic Rent or Excess Expenses or any other amount payable by Tenant hereunder is not received by Landlord by the due date thereof, Tenant shall pay to Landlord an additional sum of ten percent (10%) of the overdue amount as a late charge, but in no event more than the maximum late charge allowed by law The parties agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any late payment as hereinabove referred to by Tenant, and the payment of late charges and interest are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of a late charge or interest shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease or at law or in equity now or hereafter in effect.

31.  Modification and Cure Rights of Landlord's Mortgagees and Lessors.
     -----------------------------------------------------------------

     31.1 Modifications. If, in connection with Landlord's obtaining or entering into any financing or ground lease for any portion of the Building or Site, the lender or ground lessor shall request modifications to this Lease, Tenant shall, within ten (10) days after request therefor, execute an amendment to this Lease including such modifications, provided such modifications are reasonable, do not increase the obligations of Tenant hereunder, or adversely affect the leasehold estate created hereby or Tenant's rights hereunder.

     31.2 Cure Rights. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee covering the Premises or ground lessor of Landlord whose address shall have been furnished to Tenant and shall offer such beneficiary, mortgagee or ground lessor a reasonable opportunity to cure the default (including with respect to any such beneficiary or mortgagee, time to obtain possession of the Premises, subject to this Lease and Tenant's rights hereunder by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure).

32.  Transfer of Owner's Interest. The term "Landlord" as used in this Lease, so
     ----------------------------
far as covenants or obligations on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of, the Site. In the event of any transfer or conveyance of any such title or interest (other than a transfer for security purposes only), the transferor shall be automatically relieved of all covenants and obligations on the part of Landlord contained in this Lease accruing after the date of such transfer or conveyance. Landlord and Landlord's transferees and assignees shall have the absolute right to transfer all or any portion of their respective title and interest in the Site, the Building, the Premises and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part any of the terms and conditions of this Lease.

33.  Quiet Enjoyment. Landlord covenants and agrees with Tenant that, upon
     ---------------
Tenant performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease (including payment of rent hereunder), Tenant shall and may peaceably and quietly have, hold and enjoy the Premises in accordance with and subject to the terms and conditions of this Lease.

34.  Parking.
     -------

     34.1 Tenant's Parking privileges. During the Term of this Lease, Landlord shall lease to Tenant, and Tenant shall lease from Landlord, the number of parking privileges specified in Subparagraph 1.20 hereof for use by Tenant's employees in the common parking areas of the Building, as designated by Landlord from time to time. Landlord shall at all times have the right to establish and modify the nature and extent of the parking areas for the Building (including whether such areas shall be surface, underground and/or other structures) as long as Tenant is provided the number of parking privileges designated in Subparagraph 1.20. In addition, Landlord may, in its sole discretion, assign any unreserved and unassigned parking privileges, and/or make all or a portion of such privileges unreserved/reserved.

     34.2 Parking Rules. The use of the parking areas shall be subject to the Parking Rules and Regulations attached hereto as Exhibit "H" and any other
                                                 -----------
reasonable, non-discriminatory rules and regulations adopted by Landlord and/or Landlord's parking operators from time to time, including any system for controlled ingress and egress and charging visitors and invitees, with appropriate provision for validation of such charges. Tenant shall not use more parking privileges than its allotment and shall not use any parking spaces specifically assigned by Landlord to other tenants or for such other uses as visitor parking. Tenant's parking privileges shall be used only for parking by vehicles no larger than normally sized passenger automobiles or pick-up trucks. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord or such activities. If Tenant permits or allows any of the prohibited activities described herein, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost thereof to Tenant, which cost shall be immediately payable by Tenant upon demand by Landlord.

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

35.  Limitation on Landlord's Liability.  Notwithstanding anything contained in
     ----------------------------------
this Lease to the contrary, the obligations of Landlord under this Lease (including any actual or alleged breach or default by Landlord) do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, or any of their personal assets for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Tenant and notwithstanding anything contained in this Lease to the contrary, Tenant hereby covenants and agrees for itself and all of its successors and assigns that the liability of Landlord for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Landlord), shall be limited solely to, and Tenant's and its successors, and assigns' sole and exclusive remedy shall be against, Landlord's interest in the Site and proceeds therefrom, and no other assets of Landlord.

36.  Hazardous Materials.
     -------------------

     36.1 Tenant's Covenants. In addition to its other obligations under this Lease (including Paragraph 8 hereof), Tenant covenants to comply with all laws relating to Hazardous Materials with respect to the Premises and the Building. Except for general office supplies typically used in an office area in the ordinary course of business (such as copier toner, liquid paper, glue, ink, and cleaning solvents), for use in the manner for which they were designed and only in accordance with all Hazardous Materials laws and the highest standards prevailing in the industry for such use, and then only in such amounts as may be normal for the office business operations conducted by Tenant on the Premises, neither Tenant nor any Tenant Parties (as defined in Subparagraph 19.1) shall use, handle, store or dispose of any Hazardous Materials in, on, under or about the Premises, the Building or the Site. Tenant shall promptly take all actions, at its sole cost and expense, as are necessary to return the Premises, Building and Site to the condition existing prior to the introduction of any such Hazardous Materials by Tenant or any Tenant Parties, provided Landlord's approval of such actions shall first be obtained. Furthermore, Tenant shall immediately notify Landlord of any inquiry, test, investigation or enforcement proceeding by or against Tenant or the Premises concerning the presence of any Hazardous Material.

     36.2 Tenant's Indemnity. Tenant shall be solely responsible for and shall indemnify, defend (with counsel reasonably approved by Landlord) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, penalties, fines, liabilities, losses and expenses (including, without limitation, investigation and clean-up costs, attorneys' fees, consultant fees and court costs) which arise during or after the Term of this Lease as a result of the breach of any of the obligations and covenants set forth in Subparagraph 36.1 above, and/or any contamination of the Premises, Building or Site directly or indirectly arising from the activities of Tenant or any Tenant Parties.

     36.3 Definition of Hazardous Materials. For purposes of this Lease, the term "Hazardous Materials" shall mean, collectively, asbestos, any petroleum fuel, and any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States government, including, but not limited to,

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

any material or substance defined as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," "hazardous material" or "toxic pollutant" under the California Health and Safety) Code and/or under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq.
                                       ------


     36.4 Survival. The foregoing covenants and indemnities of Tenant all survive the expiration or earlier termination of the Lease.

37.  Miscellaneous.
     -------------

     37.1 Governing Law. This Lease shall be governed by, and construed pursuant to, the laws of the state in which the Building is located.

     37.2 Successors and Assigns. Subject to the provisions of Paragraph 32 above, and except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto d their respective heirs, personal representatives and permitted successors and assigns; provided, however, no rights shall inure to the benefit of any Transferee of Tenant unless the Transfer to such Transferee is made in compliance with the provisions of Paragraph 16, and no options other rights which are expressly made personal to the original Tenant hereunder or in any rider attached hereto shall be assignable to or exercisable by anyone other than the original Tenant under this Lease.

     37.3 No Merger. The voluntary or other surrender of this Lease by Tenant or a mutual termination thereof shall not work as a merger and shall, at the option of Landlord, either (a) terminate all or any existing subleases, or (b) operate as an assignment to Landlord of Tenant's interest under any or all such subleases.

     37.4 Professional Fees. If either Landlord or Tenant should bring suit against the other with respect to this Lease, including for unlawful detainer or any other relief against the other hereunder, then all costs and expenses incurred by the prevailing party therein (including, without limitation, its actual appraisers', accountants', attorneys' and other professional fees and court costs), shall be paid the other party.

     37.5 Waiver. The waiver by either party of any breach by the other party of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant and condition herein contained, nor shall any custom or practice which may become established between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of any party to insist upon the performance the other in strict accordance with said terms. No waiver of any fault of either party hereunder shall be implied from any acceptance by Landlord or delivery by Tenant (as the case may be) of any rent or other payments due hereunder or any omission by the non-defaulting party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults, other than as specified in said waiver. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     37.6 Joint and Several Liability. If more than one person or entity executes this Lease as Tenant: (a) each of them is and shall be jointly and severally liable for the covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant; and (b) the act or signature of, or notice from or to, any one or more of them with respect to this Lease shall be binding upon each and all of the persons and entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or signed, or given or received such notice.

     37.7 Terms and Readings. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     37.8 Time. Time is of the essence with respect to performance of every provision of this Lease in which time or performance is a factor. All references in this Lease to "days" shall mean calendar days unless specifically modified herein to be "business" days.

     37.9 Prior Agreements; Amendments. This Lease (and the Exhibits and Riders attached hereto) contain all of the covenants, provisions, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and any other matter covered or mentioned in this Lease, and no prior agreement or understanding, oral or written, express or implied, pertaining to the Premises or any such other matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. The parties acknowledge that all prior agreements, representations and negotiations are deemed superseded by the execution of this Lease to the extent they are not expressly incorporated herein.

     37.10 Severability. The invalidity or unenforceability of any provision of this Lease (except for Tenant's obligation to pay Annual Basic Rent and Excess Expenses under Paragraphs 5 and 6 hereof) shall in no way affect, impair or invalidate any other provision hereof, and such other provisions shall remain valid and in full force and effect to the fullest extent permitted by law.

     37.11 Recording. Neither Landlord nor Tenant shall record this Lease. In addition, neither party shall record a short form memorandum of this Lease without the prior written consent (and signature on the memorandum) of the other, and provided that prior to recordation Tenant executes and delivers to Landlord, in recordable form, a properly acknowledged quitclaim deed or other instrument distinguishing all of the Tenant's rights and interest in and to the Site, Building and Premises, and designating Landlord as the transferee, which deed or other instrument shall be held by Landlord and may be recorded by Landlord once the Lease terminates or expires (but not prior thereto). If such short form memorandum is recorded in accordance with the foregoing, the party requesting the recording shall pay for all costs of or related to such recording, including, but not limited to, recording charges and documentary transfer taxes.

     37.12 Exhibits and Riders. All Exhibits and Riders attached to this Lease are hereby incorporated in this Lease as though set forth at length herein.

     37.13 Signs and Auctions. Except for Tenant's identity sign on the entry doors of the Premises and Tenant's elevator lobby identity sign on any full floor of the Building leased by Tenant (which signs shall be consistent with the Building's signage program and otherwise subject to Landlord's prior written approval), Tenant shall have no right to place any sign upon the Premises, the Building or Site or which can be seen from outside the Premises. In addition, Tenant shall have no right to conduct any auction in, on or about the Premises, the Building or Site.

     37.14 Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

     37.15 Financial Statements. Upon ten (10) days prior written request from Landlord (which Landlord may make at any time during the Term but no more often that two (2) times in any calendar year), Tenant shall deliver to Landlord (a) a current financial statement of Tenant and any guarantor of this Lease, and (b) financial statements of Tenant and such guarantor for the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally acceptable accounting principles and certified as true in all material respects by Tenant (if Tenant is an individual) or by an authorized officer or general partner of Tenant if Tenant is a corporation or partnership, respectively).

     37.16 Tenant's Authority. If Tenant executes this Lease as a partnership or corporation, then Tenant and the persons and/or entities executing this Lease on behalf of Tenant represent and warrant that: (a) Tenant is a duly authorized and existing partnership or corporation, as the case may be, and is qualified to do business in the state in which the Building is located; (b) such persons and/or entities executing this Lease are duly authorized to execute and deliver this Lease on Tenant's behalf in accordance with the Tenant's partnership) agreement (if Tenant is a partnership), or a duly adopted resolution of Tenant's board of directors and the Tenant's by-laws (if Tenant is a corporation); and
(c) this Lease is binding upon, Tenant in accordance with its terms.

     37.17 Guaranty. If this Lease is subject to and conditional upon Tenant's delivery to Landlord, concurrently with Tenant's execution and delivery of this Lease of a Guaranty in the form of and upon the terms contained in Exhibit "H" attached hereto and incorporated-herein
                            ----------
by this reference, which shall be fully executed by the Guarantor (s) specified in Subparagraph 1.21.


IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

"TENANT"                             Sunpark Properties, Inc.

                                     By:   ____________________________________
                                           Chi-Chun Liao, Its General Manager

                                     Date: ____________________________________


"LANDLORD"                           Imagine Media, Inc.

                                     By:   ____________________________________

                                     Its:  ____________________________________

                                     Date: ____________________________________

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